                                                                   Exhibit 10.39

                    [CORNISH & CAREY COMMERCIAL LETTERHEAD]


===============================================================================
                                    SUBLEASE
===============================================================================


SUBLESSOR: KVO Public Relations, Inc., an      SUBLEASED 1172 Castro Street
           Oregon corporation                  PREMISES: Mountain View, CA 94040

SUBLESSEE: VIVUS, Inc., a Delaware                 DATE: December 21, 1999
           corporation


1.   PARTIES:
     This Sublease is made and entered into as of December 21, 1999, by and between KVO Public Relations, Inc., an Oregon Corporation (Sublessor), and VIVUS, Inc., a Delaware corporation (Sublessee), under the Master Lease dated July 30, 1996, between DLC -- Castro Commons, a California Limited Partnership, as (Lessor) and KVO Public Relations, Inc., as (Lessee.) A copy of the Master Lease is attached hereto as Exhibit "A" and incorporated herein by this reference.

2.   PROVISIONS CONSTITUTING SUBLEASE:
 2.1. This Sublease is subject to all of the terms and conditions of the Master Lease. Sublessee hereby agrees to perform all of the obligations of Lessee under the Master Lease to the extent said obligations apply to the Subleased Premises and Sublessee's use of the common areas, except as specifically set forth herein. Sublessor hereby agrees to use best efforts to cause Lessor, under the Master Lease, to perform all of the obligations of Lessor thereunder to the extent said obligations apply to the Subleased Premises and Sublessee's use of the common areas. Sublessee shall not commit or permit to be committed on the Subleased Premises or on any other portion of the Project any act or omission which violates any term or condition of the Master Lease. Sublessor shall not, without Sublessee's prior written consent, terminate the Master Lease, commit any acts that would entitle Lessor to terminate the Master Lease, or amend or waive any provisions of the Master Lease or make any elections, exercise any right or remedy or give any consent or approval under the Master Lease.

 2.2. All of the terms and conditions contained in the Master Lease are incorporated herein, except as specifically provided below, and shall together with the terms and conditions specifically set forth in this Sublease constitute the complete terms and conditions of this Sublease. The following paragraphs of the Master Lease SHALL NOT be included in this
     Sublease:

        PARAGRAPH 2: First Sentence in Paragraph 5; Paragraph 6 (including Exhibit C); Subset (v) of Subsection A in paragraph 21; Paragraph 40.

3.   PREMISES:
     Sublessor leases to Sublessee and Sublessee leases from Sublessor the Subleased Premises upon all of the terms, covenants and conditions contained in this Sublease. The Subleased Premises consist of

                                [C&C LETTERHEAD]

                                    SUBLEASE

     approximately Fourteen Thousand Two Hundred Thirty Seven (14,237) rentable square feet located at 1172 Castro Street, Mountain View, California as shown and described in Exhibit "B".

4.   RENT:

     Upon execution of this Agreement, Sublessee shall pay to Sublessor the sum of Thirty Nine Thousand One Hundred Fifty One and 75/100 Dollars ($39,151.75), representing the current Base Rent for the Subleased Premises, plus Thirteen Thousand Four Hundred Eighty Two and 00/100 Dollars ($13,482.00) representing the current monthly Operating Expenses for a total monthly rental amount of Fifty Two Thousand Six Hundred Thirty Three and 75/100 Dollars ($55,633.75). Sublessee acknowledges that the Base Rent and Operating Expenses shall be adjusted on February 1, 2000 and annually thereafter, beginning February 1, 2001 in accordance with the terms set forth in the Master Lease Paragraphs 3(A), 3(B), 3(C), 3(D).

     The total rental amount shall be paid to Sublessor, without deductions, offset, prior notice or demand. Such rental amounts shall be payable by Sublessee to Sublessor in consecutive monthly installments on or before the 1st day of each calendar month during the Sublease term. If the commencement date or the termination date of the Sublease occurs on a date other than the first day or the last day, respectively, of a calendar month, then the Rent for such partial month shall be prorated and the prorated Rent shall be payable on the Sublease commencement date or on the first day of the calendar month in which the Sublease termination date occurs, respectively.

5.   SECURITY DEPOSIT:

     Upon execution of this Agreement, Sublessee shall pay to Sublessor One Hundred Twenty Thousand and 00/100 Dollars ($120,000.00) as a noninterest bearing Security Deposit. Provided Sublessee has met all of its rental obligations and has not been in default beyond applicable notice and cure provisions for the first eighteen (18) months of the Sublease term. Sublessor shall refund Forty Thousand and 00/100 Dollars ($40,000.00) of the Security Deposit to Sublessee on or before May 31, 2001. In addition, provided Sublessee has met all of its rental obligations and has not been in default beyond applicable notice and cure provisions for the first thirty six (36) months of the Sublease term, Sublessor shall refund Twenty Thousand and 00/100 Dollars ($20,000.00) of the Security Deposit to Sublessee on or before November 30, 2002. In the event Sublessee has performed all of the terms and conditions of this Sublease during the entire Sublease term, Sublessor shall return to Sublessee, within ten (10) days after Sublessee has vacated the Subleased Premises, the remaining Security Deposit less any sums due and owing to Sublessor; provided, however that if Sublessor fails to return the remaining Security Deposit (less any sums due and owing to Sublessor) to Sublessee in accordance with this sentence, then Sublessor shall assign its own security deposit (described in Paragraph 4 of the Master Lease) to Sublessee, and any obligation Landlord has of returning such security deposit to Sublessor shall be assigned to Sublessee. This shall not be Sublessee's sole remedy should Sublessor fail to return the deposit.

6.   RIGHTS OF ACCESS AND USE:

     6.1 Use:
     Sublessee shall use the Subleased Premises for General office purposes.

                                [C&C LETTERHEAD]
================================================================================
                                S U B L E A S E
================================================================================


     represents both parties, then Sublessor and Sublessee consent to such dual representation and waive any conflict of interest arising out of such dual agency.

11.  COMPLIANCE WITH AMERICANS WITH DISABILITIES ACT:
     Sublessee shall be responsible for the installation and cost of any and all improvements, alterations or other work required on or to the Subleased Premises or to any other portion of the property and/or building of which the Subleased Premises are a part, required or reasonably necessary because of: (1) Sublessee's particular use of the Subleased Premises or any portion thereof; (2) the particular use by a Sublessee by reason of assignment or sublease; or (3) both, including any improvements, alterations or other work required under the Americans With Disabilities Act of 1990. Compliance with the provisions of this Section 8 shall be a condition of Sublessor granting its consent to any assignment or Sublease of all or a portion of this Sublease and the Subleased Premises described in this Sublease.

12.  COMPLIANCE WITH NONDISCRIMINATION REGULATIONS:
     It is understood that it is illegal for Sublessor to refuse to display or sublease the Subleased Premises or to assign, surrender or sell the Master Lease, to any person because of race, color, religion, national origin, sex, sexual orientation, marital status or disability.

13.  TOXIC CONTAMINATION DISCLOSURE:
     Sublessor and Sublessee each acknowledge that Broker has no specific expertise with respect to environmental assessment or physical condition of the Subleased Premises, including, but not limited to, matters relating to:
     (i) problems which may be posed by the presence or disposal of hazardous or toxic substances on or from the Subleased Premises, (ii) problems which may be posed by the Subleased Premises being within the Special Studies Zone as designated under the Alquist-Priolo Special Studies Zone Act (Earthquake Zones), Section 2621-2630, inclusive of California Public Resources Code, and (iii) problems which may be posed by the Subleased Premises being within a HUD Flood Zone as set forth in the U.S. Department of Housing and Urban Development "Special Flood Zone Area Maps," as applicable.

     Sublessor and Sublessee each acknowledge that Broker has not made an independent investigation or determination of the physical or environmental condition of the Subleased Premises, including, but not limited to, the existence or nonexistence of any underground tanks, sumps, piping, toxic or hazardous substances on the Subleased Premises. Neither Sublessor nor Sublessee shall rely upon Broker to determine the physical and environmental condition of the Subleased Premises or to determine whether, to what extent or in what manner, such condition must be disclosed to potential Sublessees, assignees, purchasers or other interested parties.

14.  RENT ABATEMENT AND DAMAGES TO PERSONAL PROPERTY:
     In the event Sublessor, pursuant to the terms of the Master Lease, is entitled to and receives rent abatement, Sublessee shall be entitled to such rent abatement. In addition, any amounts paid or credited to Sublessor under the terms of the Master Lease for damage to personal property of the Sublessee shall be credited to Sublessee.

                                [C&C LETTERHEAD]

===============================================================================
                                S U B L E A S E
===============================================================================

15. CONDITIONS OF PREMISES: Sublessor shall deliver the Premises to Sublessee in "As Is" condition except for the following improvements:

     a.   Touch-up paint as needed
     b.   Professionally clean the Premises including the carpets

16. ALTERATIONS AND ADDITIONS: Sublessee shall comply with all terms and conditions of paragraph 11 contained in Master Lease except that Sublessee shall not be required to remove any additions made to the Premises by Sublessor and/or restore the Premises to original condition if Sublessor had performed the alterations.

17. ASSIGNMENT AND SUBLETTING: Sublessee shall have the right to Subsublease/Assign all or any portion of its Premises during the term of the sublease to a qualified Subsublessee or Subsublessees, subject to Sublessor's and Lessor's approval which shall not be unreasonably withheld or delayed and subject to Paragraph 21 [excluding subparagraph (A) subset
     (v)] and excluding the last two sentences of the first paragraph of Paragraph 21A of the Master Lease.

18.  SUBLESSORS REPRESENTATION: Sublessor hereby represents to Sublessee that
     (i) the Master Lease attached hereto as Exhibit A has been executed and delivered by Master Lessor and Sublessor, in full force and effect and has not been terminated, and constitutes the entire agreement of the parties, thereto relating to the Lease of the Subleased Premises, (ii) no default or breach by Sublessor or, to the best of Sublessor's knowledge, by Master Lessor exists under the Master Lease, (iii) no event has occurred that, with the passage of time, the giving of notice, or both, would constitute a default or breach by Sublessor or to the best of Sublessor's knowledge, by Master Lessor under the Master Lease, and (iv) subject to receipt of Master Lessor's written consent hereto. Sublessor has the right and power to execute and deliver this Sublease and perform its obligations hereunder.

19. MUTUAL INDEMNITY: Each party shall indemnify, defend, protect and hold harmless the other from, all losses, damages, liabilities, judgments, actions, claims, attorneys' fees, consultants' fees, payments, costs or expenses arising from the negligence or willful misconduct of the indemnifying party or its agents, contractors, licensees or invitees, or a breach of the indemnifying party's obligations or representations under the Sublease.

20. ASSIGNMENT AND SUBLETTING: Sublessee, without Sublessor's or Lessor's prior written consent and without being subject to any bonus rent provisions, may sublet the Premises or assign the Sublease to: (a) a corporation controlling, controlled by or under common control with Sublessee; (b) a corporation related to Sublessee by merger, consolidation or non-bankruptcy reorganization; or (c) a purchaser of substantially all of Sublessee's assets. A sale of Sublessee's capital stock shall not be deemed an assignment, subletting or other transfer of the Sublease or the Premises.

21. SURRENDER OF PREMISES: In no event shall Sublessee's obligation to surrender the Subleased Premises require Sublessee to repair or restore the Subleased Premises to a condition better than the condition in which the Subleased Premises existed as of the Commencement Date of the Sublease, and Sublessee shall only be responsible for repairing or restoring or paying for the repair or restoration of those elements of the Subleased Premises damaged during the Sublease Term. Additionally,

                                [C&C LETTERHEAD]

================================================================================
                                S U B L E A S E
================================================================================

     Sublessee shall not be required to remove at the Sublease term or otherwise, alterations or improvements to the Premises made by or for the account of Sublessor or personal property of Sublessor.

22. QUIET ENJOYMENT: Sublessor conveys that if, and so long as, Sublessee keeps and performs each and every covenant, agreement, term, provision and condition herein contained on the part and on behalf of Sublessee to be kept and performed, Sublessee shall quietly enjoy the Premises from and against the claims of all persons.

23. AUTHORIZATION TO DIRECT SUBLEASE PAYMENTS: Sublessee shall have the right to pay all rent and other sums owing by Sublessee to Sublessor hereunder for those items which also are owed by Sublessor to Master Landlord under the Master Lease directly to Master Landlord if Sublessee reasonably believes that Sublessor has failed to make any payment required to be made by Sublessor to master Landlord under the Master Lease and Sublessor fails to provide adequate proof of payment within two (2) business days after Sublessee's written demand requesting such proof. Notwithstanding the foregoing, (i) Sublessee shall provide to Sublessor concurrently with any payment to Master Landlord reasonable evidence of such payment, and (ii) if Sublessor notifies Sublessee that it disputes any amount demanded by Master Landlord, Sublessee shall not make any such payment to Master Landlord unless Master Landlord has provided a three-day notice to pay such amount or forfeit the Master Lease.

     Any sums paid directly by Sublessee to Master Landlord in accordance with this paragraph shall be credited toward the amounts payable by Sublessee to Sublessor under the Sublease. In the event Sublessee tenders payment directly to Master Landlord in accordance with this paragraph and Master Landlord refuses to accept such payment. Sublessee shall have the right to deposit such funds in an account with a national bank for the benefit of Master Landlord and Sublessor, and the deposit of said funds in such account shall discharge Sublessee's obligation under the Sublease to make the payment in question.

24. SUBLESSOR'S OBLIGATIONS: Sublessor, with respect to the obligations of Master Landlord under the Master Lease, shall use Sublessor's diligent good faith efforts to cause Master Landlord to perform such obligations for the benefit of Sublessee. Such diligent good faith efforts shall include, without limitation: (a) upon Sublessee's written request, immediately notifying Master Landlord of its nonperformance under the Master Lease, and requesting that Master Landlord perform its obligations under the Master Lease; and (b) permitting Sublessee to commence a lawsuit or other action in Sublessee's name to obtain the performance required from Master Landlord under the Master Lease; provided, however, that if Sublessee commences a lawsuit or other action. Sublessee shall pay all costs and expenses incurred in connection therewith, and Sublessee shall indemnify Sublessor against, and hold Sublessor harmless from, all reasonable costs and expenses incurred by Sublessor in connection therewith.

25. RENTAL ADJUSTMENTS: In no event shall Sublessee's obligation to pay Operating Expenses and Taxes exceed the amount of Operating Expenses and Taxes due and payable by Sublessor under the Master Lease and the Consent to Sublease. Sublessee shall pay Sublessee's share of such expenses as and

                                [C&C LETTERHEAD]

================================================================================
                                S U B L E A S E
================================================================================



     when the same are due and payable to Sublessor under the Master Lease. Sublessee shall be entitled to its share of all credits, if any, given by Master Landlord to Sublessor for Sublessor's overpayment of such expenses. Notwithstanding anything to the contrary in the Sublease, Sublessee shall not be required to pay any additional rent or perform any obligation that is (i) fairly allocable to any period of time prior to the commencement date of the Sublease or following the expiration of the Sublease or (ii) payable as a result of a default by Sublessor of any of its obligations under the Master Lease.

26. DEFAULT: Sublessee shall not be deemed in default of the Sublease in the event Sublessee fails to pay rent when due unless such failure continues for five (5) days after written notice of such failure, provided that Sublessor shall not be required to give such written notice on more than one occasion during each year of the Sublease.

SUBLESSOR:     KVO PUBLIC RELATIONS, INC.

By: /s/ signature illegible                  Date:     12/27/99
    -------------------------------------          -----------------------------

SUBLESSEE:     VIVUS, INC.

By: /s/ signature illegible                  Date:     12-22-99
    -------------------------------------          -----------------------------

NOTICE TO SUBLESSOR AND SUBLESSEE: CORNISH & CAREY COMMERCIAL, IS NOT AUTHORIZED TO GIVE LEGAL OR TAX ADVICE; NOTHING CONTAINED IN THIS SUBLEASE OR ANY DISCUSSIONS BETWEEN CORNISH & CAREY COMMERCIAL AND SUBLESSOR AND SUBLESSEE SHALL BE DEEMED TO BE A REPRESENTATION OR RECOMMENDATION BY CORNISH & CAREY COMMERCIAL OR ITS AGENTS OR EMPLOYEES AS TO THE LEGAL EFFECT OR TAX CONSEQUENCES OF THIS DOCUMENT OR ANY TRANSACTION RELATING THERETO. ALL PARTIES ARE ENCOURAGED TO CONSULT WITH THEIR INDEPENDENT FINANCIAL CONSULTANTS AND/OR ATTORNEYS REGARDING THE TRANSACTION CONTEMPLATED BY THIS PROPOSAL.

EXHIBIT "A" MASTER LEASE

                              CONSENT TO SUBLEASE

     THIS AGREEMENT ("Agreement") is made as of this 7th day of January, 2000, by and among MOUNTAIN VIEW INCOME PARTNERS LLC, a California limited liability company ("Landlord"), KVO PUBLIC RELATIONS, INC. an Oregon corporation ("Sublandlord"), and VIVUS, INC., a Delaware corporation ("Subtenant").


                                    RECITALS

     A. Landlord is the landlord, as successor-in-interest to DLC-Castro Commons, a California limited partnership pursuant to that certain Assignment of Leases dated December 8, 1997, and Sublandlord is the tenant under a lease dated July 30, 1996, as amended by the First Amendment to Lease dated of even date herewith (the "Master Lease"), for approximately 14,237 rentable square feet of space (the "Premises"), located at the office building whose address is 1172 Castro Street, Mountain View, California (the "Building").

     B. Sublandlord has requested that Landlord consent to the subletting by Sublandlord to Subtenant of a portion of the Premises ("Sublet Premises"), pursuant to the Sublease dated December 21, 1999 (the "Sublease"), to which this Agreement is attached.

                                   AGREEMENT

     NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants contained herein, Landlord, Sublandlord and Subtenant hereby agree as follows:

     Landlord hereby consents to the Sublease subject to and upon the following terms and conditions, as to each of which Sublandlord and Subtenant expressly agree; provided, however, that this Agreement shall not be effective until and unless Sublandlord executes and delivers to Landlord an original Amendment to Lease in the form attached hereto as EXHIBIT A:

     1. Notwithstanding any provision of the Sublease to the contrary, nothing contained in this Agreement or the Sublease shall;

        (a) operate as a consent to or approval or ratification by Landlord of any specific provisions of the Sublease or as a representation or warranty by Landlord, or cause Landlord to be estopped or bound in any way by any of the provisions of the Sublease; or

        (b) be construed to modify, waive or affect (i) any of the provisions, covenants or conditions in the Master Lease, (ii) any of Sublandlord's obligations under the Master Lease, or (iii) any rights or remedies of Landlord under the Master Lease or otherwise; or to enlarge or increase Landlord's obligations or Sublandlord's rights under the Master Lease or otherwise; or

       (c) be deemed to make Subtenant a third party beneficiary of the provisions of the Master Lease, or create or permit any direct right of action by Subtenant against Landlord for breach of the covenant of quiet enjoyment or any other covenant of Landlord under the Master Lease; or

          (d) be construed to waive any past, present or future breach or default on the part of Sublandlord under the Master Lease.

     2.   This consent is not assignable.

     3. The Sublease shall be subject and subordinate at all times to the Master Lease and to all of its provisions, covenants and conditions. Except for rent payable under the Master Lease, Subtenant shall perform faithfully and be bound by all the terms, covenants, conditions, provisions and agreements of the Master Lease, for the period covered by the Sublease, but only to the extent applicable to the Sublet Premises. In case of any conflict between the provisions of the Master Lease and the provisions of the Sublease, the provisions of the Master Lease shall prevail unaffected by the Sublease.

     4. Neither the Sublease nor this consent thereto shall release or discharge the Sublandlord from any liability under the Master Lease. Sublandlord shall remain liable and responsible for the full performance and observance of all the provisions, covenants and conditions set forth in the Master Lease to be performed and observed by Sublandlord. Any breach or violation of any provision of the Master Lease by Subtenant shall constitute a default by Sublandlord in fulfilling such provision.

     5. This consent by Landlord shall not be construed as a consent by Landlord to any further subletting by Sublandlord or Subtenant or to any assignment by Sublandlord of the Master Lease or assignment by Subtenant of the Sublease, whether or not the Sublease purports to permit the same, and, without limiting the generality of the foregoing, both Sublandlord and Subtenant agree that Subtenant has no right whatsoever to assign, mortgage or encumber the Sublease nor to sublet any portion of the Sublet Premises or permit any portion of the Sublet Premises to be used or occupied by any other party; further, in connection therewith, both Sublandlord and Subtenant agree that an assignment by operation of law or a transfer of control of Subtenant (including but not limited to a transfer of the controlling interest of the stock of Subtenant, if Subtenant is a corporation) shall be deemed to be a prohibited assignment hereunder. This consent shall not be construed as a consent by Landlord to any modification, amendment, extension or renewal of the Sublease. Sublandlord and Subtenant acknowledge and agree that the attempted exercise of any option to extend the term of the Sublease or to expand the Sublet Premises by the Subtenant shall, for purposes of the Master Lease and this Agreement, constitute a further subletting subject to the provisions of this Article 5.

     6. In the event of Sublandlord's default under any of the provisions of the Master Lease, the rent due from Subtenant under the Sublease shall be deemed assigned to Landlord and Landlord shall have the right, upon such default, at any time at its option, to give notice to Subtenant and Sublandlord of such assignment. Landlord shall credit Sublandlord with any rent received by Landlord under such assignment, but the acceptance of any payment on account of rent from Subtenant as the result of any such default shall in no manner whatsoever serve to release Sublandlord from any liability under the terms, covenants, conditions, provisions or agreements under the Master Lease, except to the extent of the rent so credited.

     7. If the Master Lease shall terminate during the term of the Sublease due either to condemnation or to destruction by fire or other cause, the Sublease and its term shall thereupon expire and come to an end and Subtenant shall vacate the Sublet Premises on or before the effective date of such termination. If the Master Lease shall expire or terminate during the term of the Sublease for any reason other than either condemnation or destruction by fire or other cause, or if Sublandlord shall surrender the Master Lease to Landlord during the term of the Sublease, Landlord will so notify Sublandlord and Subtenant in writing and within not more than thirty (30) days after the giving of such written notice, Landlord will, in its sole discretion, either; (a) elect by written notice to all such parties to require Subtenant to vacate the Sublet Premises in not less than seventy-five (75) days after such written election, in which event the Sublease and its term shall expire and come to an end on the effective date stated in such notice; or (b) elect (by written notice to all such parties) to continue the Sublease (without any additional or further agreement of any kind on the part of Subtenant) with the same force and effect as if Landlord as landlord and Subtenant as tenant had entered into a lease as of the effective date of such expiration, termination or surrender for a term equal to the then unexpired term of the Sublease and containing the same terms and conditions as those contained in the Sublease, in which event Subtenant shall attorn to Landlord and Landlord and Subtenant shall have the same rights, obligations and remedies thereunder as were had by Sublandlord and Subtenant thereunder prior to such effective date, except that in no event shall Landlord be (1) liable for any act or omission by Sublandlord, (2) subject to any offsets or defenses which Subtenant had or might have against Sublandlord, (3) bound by any rent or additional rent or other payment paid by Subtenant to Sublandlord more than thirty (30) days in advance, or (4) bound by any amendment to the Sublease not consented to by Landlord. If Landlord fails to notify Sublandlord and Subtenant of its election hereunder within the thirty (30) day period provided above, the Sublease and its term shall automatically expire and come to an end on the date which is seventy-five (75) days after the end of such thirty
(30) day period. Upon expiration of the Sublease pursuant to the provisions of this Article 7, in the event of the failure of Subtenant to vacate the Sublet Premises as herein provided, Landlord shall be entitled to all of the rights and remedies available to a landlord against a tenant holding over without consent after the expiration of a term.

     8. In addition to complying with Sublandlord's obligations under the Master Lease to maintain insurance, Subtenant shall add and maintain Landlord as an additional insured under such insurance policies.

     9. Both Sublandlord and Subtenant shall be and continue to be liable for the payment of (a) all bills rendered by Landlord for charges incurred by or imposed upon Subtenant for services and materials supplied to the Sublet Premises beyond that which is required by the terms of the Master Lease, and (b) any additional costs incurred by Landlord for maintenance and repair of the Sublet Premises as the result of Subtenant occupying the Sublet Premises (including, but not limited to, any excess costs to Landlord of services furnished to or for the Sublet Premises).

     10. Requests for (a) any service to be supplied by Landlord to the Sublet Premises, (b) to make improvements or alterations to the Sublet premises, (c) to further sublet the Sublet Premises or assign the Sublease and (d) all other requests for Landlord's consent or approval may be made directly by Subtenant. Landlord's consent to any such requests made directly by

Subtenant shall in no way alter Sublandlord's liability under the Master Lease as set forth elsewhere herein and Sublandlord expressly acknowledges that it shall remain liable and responsible for the full performance and observance of all the provisions, covenants and conditions set forth in the Master Lease including to the extent modified by such requests by Subtenant.

     11. Sublandlord and Subtenant each covenants and agrees that under no circumstances shall Landlord be liable for any brokerage commission or other charge or expense in connection with the Sublease.

     12. Sublandlord and Subtenant understand and acknowledge that Landlord's consent herein is not a consent to any improvement or alteration work to be performed in the Sublet Premises (including without limitation any improvement work contemplated in the Sublease), that Landlord's consent for such work must be separately sought, and that any such work shall be subject to all the provisions of the Master Lease with respect thereto.

     13. In the event of any conflict between the provisions of this Agreement and the provisions of the Sublease, the provisions of this Agreement shall prevail unaffected by the Sublease.

     14. Any notice or communication that any party hereto may desire or be required to give to any other party under or with respect to this Agreement shall be given prepaid, by hand delivery, Federal Express, or other nationally recognized overnight courier service, addressed to such other party, in the case of Landlord, at Mountain View Partners LLC c/o Menlo Equities Management
Company LLC, 2901 Tasman Drive, Ste. 220 Santa Clara, CA 95054, and in the case of either Sublandlord or Subtenant, at the Sublet Premises, or in any case at such other address any party may have designated by notice given in accordance with the provisions of this paragraph.

     15. Sublandlord and Subtenant agree, at any time and from time to time, upon not less than fifteen (15) days' prior notice by Landlord, to execute, acknowledge and deliver to Landlord a statement in writing certifying that the Sublease is unmodified and in full force and effect (or, if there have been modifications, that the Sublease is unmodified and in full force and effect as modified and stating the modification), and the dates to which the annual base rental, additional rent and other charges have been paid, and stating whether or not Sublandlord or Subtenant is in default in performance of any covenant, agreement, term, provision or condition contained in the Sublease and, if so, specifying each such default, it being intended that any such statement delivered pursuant hereto may be relied upon by Landlord and any prospective purchaser or lessee of the Building, or any trustee or beneficiary under any deed of trust affecting the Building. Sublandlord and Subtenant also agree to execute and deliver from time to time such other estoppel certificates as any lender may require with respect to the Sublease.

     16. In the event of any arbitration or action proceeding at law or in equity between or among the parties to this Agreement as a consequence of any controversy, claim or dispute relating to this Agreement or the breach thereof, or to enforce any of the provisions and/or rights hereunder, the unsuccessful party or parties to such arbitration, action or proceeding shall pay to the prevailing party or parties all costs and expenses, including reasonable attorney's fees incurred therein by such prevailing party or parties, and if such prevailing party or parties shall recover judgment in any such arbitration, action or proceeding, such costs, expenses and fees shall be included in and as part of such judgment.

     17. Subtenant hereby agrees that it shall indemnify, defend and hold Landlord harmless from and against any and all claims arising out of (a) Subtenant's use of the Sublet Premises or any part thereof for the conduct of its business, or (b) any activity, work or other thing done, permitted or suffered by Subtenant in or about the Building or the Sublet Premises, or any part thereof, or (c) any breach or default in the performance of any obligation on Subtenant's part to be performed under the terms of the Sublease or this Agreement, (d) any act, omission, or negligence of Subtenant or any officer, agent, employee, contractor, servant, invitee or guest of Subtenant, or (e) any claim for brokerage commissions or other charges or expenses in connection with the Sublease; and in each case from and against any and all damages, losses, liabilities, lawsuits, judgments, and costs and expenses (including without limitation reasonable attorneys' fees) arising in connection with any such claim or claims as described in clauses (a) through (e) above, or any action or proceeding brought thereon. If any such action or proceeding be brought against Landlord, Subtenant, upon notice from Landlord, shall defend such action or proceeding at Subtenant's sole expense by counsel reasonably satisfactory to Landlord. Subtenant, as a material part of the consideration to Landlord, hereby assumes all risk of damage or loss to property or injury or death to persons, in, upon or about the Sublet Premises, from any cause, and Subtenant hereby waives all claims in respect thereof against Landlord.

     18. This Agreement shall be construed in accordance with the laws of the State of California and, together with the Sublease and the Master Lease, contains the entire agreement of the parties hereto with respect to the subject matter hereof and may not be changed or terminated orally or by course of conduct.

     19. Sublandlord agrees to reimburse to Landlord all reasonable costs and reasonable attorneys' fees incurred by Landlord in conjunction with the processing and documentation of the Sublease.

        [The remainder of this page has been intentionally left blank.]

     20. This Agreement is hereby incorporated into the Sublease and shall be attached to the Sublease.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

     LANDLORD:                MOUNTAIN VIEW INCOME PARTNERS LLC,
                              a California limited liability company

                              By:  Menlo Equities Associates VIII LLC, a
                                   California limited liability company

                                   By:  Menlo Equities LLC, a California
                                        limited liability company

                                        By:  Menlo Equities Inc., a
                                             California corporation

                                        By:  /s/ Henry D. Bullock
                                             ---------------------------
                                             Henry D. Bullock,
                                             President

SUBLANDLORD:                  KVO PUBLIC RELATIONS, INC., an Oregon
                              corporation

                              By:  /s/ Sharon VanSickle
                                   --------------------------------
                                   Name: Sharon VanSickle
                                         --------------------------
                                   Its:  President/CEO
                                         --------------------------

                              By:
                                   --------------------------------
                                   Name:
                                         --------------------------
                                   Its:
                                         --------------------------


SUBTENANT:                    VIVUS, INC., a Delaware corporation


                              By:  /s/ Richard Walliser
                                   --------------------------------
                                   Name: Richard Walliser
                                         --------------------------
                                   Its:  CFO
                                         --------------------------


                              By:  /s/ Leland F. Wilson
                                   --------------------------------
                                   Name: Leland F. Wilson
                                         --------------------------
                                   Its:  President CEO
                                         --------------------------

                                   EXHIBIT A
                           FORM OF AMENDMENT TO LEASE

     This AMENDMENT TO LEASE (this "Amendment") is dated as of this ____ day of January ___, 2000 by and between MOUNTAIN VIEW INCOME PARTNERS LLC, a California limited liability company ("Landlord"), and KVO PUBLIC RELATIONS, INC., an Oregon corporation ("Tenant").

                                    RECITALS

     A. DLC-Castro Commons, a California limited partnership ("DLC"), as landlord, and Tenant, entered into that certain Office Lease dated July 30, 1996 (the "Lease"), for premises (the "Premises") with a street address of 1172 Castro Street, Mountain View, California, and more particularly described in the Lease.

     B. Landlord acquired the property on which the Premises are located on or about December 8, 1997, and succeeded to the interest of DLC under the Lease.

     C. Landlord and Tenant now desire to amend the Lease on the terms and conditions set forth herein. Capitalized terms used in this Amendment and not otherwise defined shall have the meanings assigned to them in the Lease.

                                   AGREEMENT

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

     1. BASIC RENT. The first paragraph of subparagraph 3.A of the Lease is deleted in its entirety and replaced with the following:

          "Tenant shall pay to Landlord, as monthly rent ("Rent") for the Premises the amount ("Basic Rent") of Thirty Seven Thousand One Hundred Fifty Eight and 57/100 Dollars ($37,158.57) in lawful money of the United States of America, subject to adjustment as provided in subparagraph 3.B, below. All Rent shall be paid without deduction or offset, prior notice, abatement or demand, except as herein provided to Landlord c/o Menlo Equities Management Company LLC, 2901 Tasman Drive, Ste. 220, Santa Clara, California 95054 or at such other place as may be designated from time to time by Landlord."

     2. BASIC RENT INCREASES. The first sentence of subparagraph 3.B of the Lease is deleted in its entirety and replaced with the following:

          "The Basic Rent shall be subject to adjustment on each anniversary of the Commencement Date as follows:"

     3. USE OF THE PREMISES. The first sentence of paragraph 5 of the Lease is deleted in its entirety and replaced with the following:

          "The Premises shall be used exclusively for the purpose of general and executive offices."

     4. SUBLEASE PREMIUM. Notwithstanding anything to the contrary contained in paragraph 21.A of the Lease, Tenant may retain fourteen cents ($0.14) per rentable square foot per month of all Basic Rent (or its equivalent) received by Tenant in excess of the Basic Rent provided hereunder (the "Sublease Premium") so long as (i) Vivus, Inc., a Delaware corporation is subleasing all of the Premises pursuant to that certain sublease dated ______________, 1999 attached hereto as EXHIBIT A (the "Sublease"), (ii) Tenant is not in default of the Lease beyond any applicable cure and notice periods and (iii) all remaining amounts of the Sublease Premium are paid to Landlord at the same time as Basic Rent. Tenant expressly acknowledges (i) that in the event the Sublease is terminated or expires prior to the termination or earlier expiration of the Lease or Tenant is in default beyond the applicable cure and notice periods, this paragraph 4 shall be inoperative and the terms and conditions of paragraph 21.A shall govern the allocation of any Sublease Premium, and (ii) the provisions of this paragraph 4 shall apply only to the Basic Rent (or its equivalent) payable under the Sublease and not to any other rents or payments made pursuant thereto.

     5. RATIFICATION. The Lease, as amended by this Amendment, is hereby ratified by Landlord and Tenant and Landlord and Tenant hereby agree that the Lease, as so amended, shall continue in full force and effect.

     6.   MISCELLANEOUS.

          (a) VOLUNTARY AGREEMENT. The parties have read this Amendment and on the advice of counsel they have freely and voluntarily entered into this Amendment.

          (b) ATTORNEY'S FEES. If either party commences an action against the other party arising out of or in connection with this Amendment, the prevailing party shall be entitled to recover from the losing party reasonable attorney's fees and costs of suit.

          (c) SUCCESSORS. This Amendment shall be binding on and inure to the benefit of the parties and their successors.

          (d) COUNTERPARTS. This Amendment may be signed in two or more counterparts. When at least one counterpart has been signed by each party, this Amendment shall be deemed to have been fully executed, each counterpart shall be deemed to be an original, and all counterparts shall be deemed to be one and the same agreement.

     IN WITNESS WHEREOF, Landlord and Tenant have executed this Agreement as of the date first written above.

                                   LANDLORD:

                                   MOUNTAIN VIEW INCOME PARTNERS LLC,
                                   a California limited liability company

                                   By:  Menlo Equities Associates VIII LLC, a
                                        California limited liability company

                                        By:  Menlo Equities LLC, a California
                                             limited liability company

                                             By:  Menlo Equities Inc., a
                                                  California corporation

                                             By:
                                                  ---------------------------
                                                  Henry D. Bullock,
                                                  President

                                   TENANT

                                   KVO PUBLIC RELATIONS, INC., an Oregon
                                   corporation

                                   By:
                                       ------------------------------
                                       Name:
                                             ------------------------
                                       Its:
                                            -------------------------

                                   By:
                                       ------------------------------
                                       Name:
                                             ------------------------
                                       Its:
                                            -------------------------

                               AMENDMENT TO LEASE


     This AMENDMENT TO LEASE (this "Amendment") is dated as of this 7th day of
January   , 2000 by and between MOUNTAIN VIEW INCOME PARTNERS LLC, a California limited liability company ("Landlord"), and KVO PUBLIC RELATIONS, INC., an Oregon corporation ("Tenant").


                                    RECITALS

     A. DLC-Castro Commons, a California limited partnership ("DLC"), as landlord, and Tenant, entered into that certain Office Lease dated July 30, 1996 (the "Lease"), for premises (the "Premises") with a street address of 1172 Castro Street, Mountain View, California, and more particularly described in the Lease.

     B. Landlord acquired the property on which the Premises are located on or about December 8, 1997, and succeeded to the interest of DLC under the Lease.

     C. Landlord and Tenant now desire to amend the Lease on the terms and conditions set forth herein. Capitalized terms used in this Amendment and not otherwise defined shall have the meanings assigned to them in the Lease.


                                   AGREEMENT

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

     1. BASIC RENT. The first paragraph of subparagraph 3.A. of the Lease is deleted in its entirety and replaced with the following:

          "Tenant shall pay to Landlord, as monthly rent ("Rent") for the Premises the amount ("Basic Rent") of Thirty Seven Thousand One Hundred Fifty Eight and 57/100 Dollars ($37,158.57) in lawful money of the United States of America, subject to adjustment as provided in subparagraph 3.B, below. All Rent shall be paid without deduction or offset, prior notice, abatement or demand, except as herein provided to Landlord c/o Menlo Equities Management Company LLC, 2901 Tasman Drive, Ste. 220, Santa Clara, California 95054 or at such other place as may be designated from time to time by Landlord."

     2. BASIC RENT INCREASES. The first sentence of subparagraph 3.B of the Lease is deleted in its entirety and replaced with the following:

          "The Basic Rent shall be subject to adjustment on each anniversary of the Commencement Date as follows:"



                                       1.

     3. USE OF THE PREMISES. The first sentence of paragraph 5 of the Lease is deleted in its entirety and replaced with the following:

     "The Premises shall be used exclusively for the purpose of general and executive offices."

     4. SUBLEASE PREMIUM. Notwithstanding anything to the contrary contained in paragraph 21.A of the Lease, Tenant may retain fourteen cents ($0.14) per rentable square foot per month of all Basic Rent (or its equivalent) received by Tenant in excess of the Basic Rent provided hereunder (the "Sublease Premium") so long as (i) Vivus, Inc., a Delaware corporation is subleasing all of the Premises pursuant to that certain sublease dated December 21, 1999 attached hereto as EXHIBIT A (the "Sublease"), (ii) Tenant is not in default of the Lease beyond any applicable cure and notice periods and (iii) all remaining amounts of the Sublease Premium are paid to Landlord at the same time as Basic Rent. Tenant expressly acknowledges (i) that in the event the Sublease is terminated or expires prior to the termination or earlier expiration of the Lease or Tenant is in default beyond the applicable cure and notice periods, this paragraph 4 shall be inoperative and the terms and conditions of paragraph 21.A shall govern the allocation of any Sublease Premium, and (ii) the provisions of this paragraph 4 shall apply only to the Basic Rent (or its equivalent) payable under the Sublease and not to any other rents or payments made pursuant thereto.

     5. RATIFICATION. The Lease, as amended by this Amendment, is hereby ratified by Landlord and Tenant and Landlord and Tenant hereby agree that the Lease, as so amended, shall continue in full force and effect.

     6.   MISCELLANEOUS.

          (a) VOLUNTARY AGREEMENT. The parties have read this Amendment and on the advice of counsel they have freely and voluntarily entered into this Amendment.

          (b) ATTORNEY'S FEES. If either party commences an action against the other party arising out of or in connection with this Amendment, the prevailing party shall be entitled to recover from the losing party reasonable attorney's fees and costs of suit.

          (c) SUCCESSORS. This Amendment shall be binding on and inure to the benefit of the parties and their successors.

          (d) COUNTERPARTS. This Amendment may be signed in two or more counterparts. When at least one such counterpart has been signed by each party, this Amendment shall be deemed to have been fully executed, each counterpart shall be deemed to be an original, and all counterparts shall be deemed to be one and the same agreement.

                                   2.

     IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the date first written above.

                                   LANDLORD:

                                   MOUNTAIN VIEW INCOME PARTNERS LLC,
                                   a California limited liability company

                                   By:  Menlo Equities Associates VIII LLC, a
                                        California limited liability company

                                        By:  Menlo Equities LLC, a California
                                             limited liability company

                                             By:  Menlo Equities Inc., a
                                                  California corporation

                                             By: /s/ Henry D. Bullock
                                                 ----------------------------
                                                     Henry D. Bullock,
                                                     President


                                   TENANT:

                                   KVO PUBLIC RELATIONS, INC., an Oregon
                                   corporation

                                        By: /s/ Sharon VanSickle
                                            ----------------------
                                            Name: Sharon VanSickle
                                            Its:  President/CEO

                                        By:
                                            ------------------------
                                            Name:
                                            Its:




                                       3.

                                  OFFICE LEASE

THIS LEASE is made on the 30th day of July, 1996 by and between DLC-Castro Commons, a California limited partnership (hereinafter called "Landlord"), and Karakas Van Sickle Ouellette, an Oregon Corporation (hereinafter called "Tenant").

     IN CONSIDERATION OF THE MUTUAL PROMISES CONTAINED HEREIN, THE PARTIES AGREE AS FOLLOWS:

1. Premises. Landlord leases to Tenant and Tenant leases from Landlord, upon the terms and conditions herein set forth, those certain premises (the "Premises") situated at 1172 Castro Street which is part of a two building ("Complex") in the City of Mountain View County of Santa Clara, California, as outlined in Exhibit A, attached hereto and incorporated herein by this reference, and described as follows: approximately fourteen thousand two hundred thirty-seven (14,237) rentable square feet on the first and second floors as shown on Exhibit "A".

2. Term. The term of this Lease shall commence on the date ("Commencement Date") which is the earlier of the following:

     A. Ten (10) days following the date that the existing tenant (Syntex) vacates the Premises; or

     B. The date on which Tenant takes possession of the Premises.

     Landlord shall send to Tenant a notification, in the form attached hereto as Exhibit B and incorporated herein by this reference, stating the Commencement Date, when it is ascertained.

     The term of the Lease shall end ten (10) years from the Commencement Date, unless sooner terminated pursuant to any provision hereof. Should Lease not commence on the first (1st) day of the month, the Lease shall nonetheless terminate on the last day of the month of the last year of the Term as provided herein.

3.   Rent.

     A. Basic Rent. Tenant shall pay to Landlord, as monthly rent ("Rent") for the Premises the amount ("Basic Rent") of Thirty-One Thousand Three Hundred Twenty-One and 40/100ths Dollars ($31,321.40) in lawful money of the United States of America, subject to adjustment as provided in subparagraph 3.B, below. All Rent shall be paid without deduction or offset, prior notice, abatement or demand, except as herein provided, to Landlord, at c/o Dewey Land Company, 999 Baker Way, Suite 300, San Mateo, CA 94404. Attention: Accounting, or at such other place as may be designated from time to time by Landlord.

        Basic Rent for the term of this Lease shall be paid, in advance, on the first (1st) day of each calendar month until the end of the term; Rent for the first month of the term is paid pursuant to Paragraph 3E below. Rent for any period during the term hereof which is for less than one
        (1) full month shall be a pro rata portion of the monthly Rent payment.

        Tenant acknowledges that late payment by Tenant to Landlord of Rent or any other payment due Landlord will cause Landlord to incur costs not contemplated by this Lease, the exact amount of such costs being extremely difficult and impracticable to fix. Such costs include, without limitation, processing and accounting charges, and late charges that may be imposed on Landlord by the terms of any encumbrance and note secured by any encumbrance covering the Premises. Therefore, if any installment of Rent or other payment due from Tenant is not received by Landlord within five (5) days following the date it is due and payable, Tenant shall pay to Landlord, in addition to the Rent due, and in addition to interest thereon as provided in Paragraph 14, an additional sum of five percent (5%) of the overdue amount as a late charge. In the event Lender's late charge to Landlord as Borrower is higher, then Lender's late charge penalty shall be the percentage used for calculating such a late charge; in no event, however shall such late charge exceed ten percent (10%) of the amount delinquent. The parties agree that this late charge and interest represents a fair and reasonable estimate of the costs that Landlord will incur by reason of late payment by Tenant. Acceptance of any late charge shall not constitute a waiver of Tenant's default with respect to the overdue amount, nor prevent Landlord from exercising any of the other rights and remedies available to Landlord. Upon receipt of the rent, late charge, or other sums due, this monetary default shall be deemed cured.

     If the parties hereto have agreed upon a specific date for the Commencement Date and if for any reason whatsoever Landlord cannot deliver possession of the Premises on the Commencement Date, this Lease shall not be void or voidable, nor shall Landlord be liable to Tenant for any loss or damage resulting therefrom; but in such event. Tenant shall not be obligated to pay Rent until possession of the Premises is tendered to Tenant, and the Commencement Date and termination date of this Lease shall be revised to conform to the date of Landlord's delivery of possession.

B. BASIC RENT INCREASE. The Basic Rent shall be subject adjustment at the commencement of the third (3rd) lease year of the term and each successive year thereafter as follows:

     The base for computing the first adjustment is the Consumer Price Index. All Urban Consumers, San Francisco-Oakland-San Jose Metropolitan Area average (1982-1984-100), published by the United States Department of Labor, Bureau of Labor Statistics ("Index"), which is published most immediately preceding the Commencement Date ("Beginning Index"). The Index published most immediately preceding the adjustment date in question ("Extension Index") is to be used in determining the amount of the adjustment. If the Extension Index has increased over the Beginning Index, the Basic Rent for the following year (until the next Rent adjustment) shall be set by multiplying the monthly Basic Rent set forth in Paragraph 3A by a fraction, the numerator of which is the Extension Index and the denominator of which is the Beginning Index. Beginning with the commencement of the fourth lease year, the Rent applicable immediately prior to the Adjustment date shall be multiplied by a fraction, the numerator of which is the Extension Index and the denominator of which is the index used in determining the last prior adjustment in no event shall the increase in the Basic Rent be less than two percent (2%) per year nor any greater than six percent (6%) per year.

     If the index is changed so that the base year differs from that in effect when the term commences, the Index shall be converted in accordance with the conversion factor published by the United States Department of Labor, Bureau of Labor Statistics. If the Index is discontinued or revised during the term, such other government index or computation with which it is replaced shall be used to obtain substantially the same result as would be obtained if the Index had not been discontinued or revised.

C. ADDITIONAL RENT; OPERATING EXPENSES AND TAXES. For purposes of this Lease, the parties agree to the following:

     (1) "Operating Expenses and Taxes" shall be the amount of the Operating Expenses and Taxes for the 1996 calendar year. Landlord's estimate for the calendar year 1996 is sixty-three cents ($0.63) per rentable square foot per month.

     (2) Tenant's proportionate share of Operating Expenses and Taxes is agreed to be one hundred percent (100%) of the Building and thirty-four and three tenths percent (34.3%) of the Complex. (Tenant's share of the Complex's Operating Expenses and Taxes shall not include any costs for the 1172 Castro Building billed to and reimbursed by Tenant).

     (3) "Operating Expenses" shall mean all direct costs of operating, maintaining and managing the Building and the Property (including parking areas) including, but not limited to, all charges paid or expenses incurred by Landlord for repairs; maintenance; utilities; water; capital improvements required to meet changed government regulations; cleaning and janitorial services; security services; modifications or additional capital improvements or replacement of existing building systems and equipment to reduce the Operating Expenses; replacement of capital improvements or Building sewer equipment existing as of the Commencement Date when required because of normal wear and tear; maintenance and replacement of landscaping, glazing, plumbing systems, electrical systems, heating and air conditioning systems, a fitness center including rent at the same per square foot rent that Tenant pays, automatic fire extinguishing systems, conference center including rent at the same per square foot rent that Tenant pays, roofs, down spouts, elevators, common area interiors, ceilings, and Building exterior and common area doors; rubbish removal; property and liability insurance; licenses, permits and inspections; reasonable accounting, administrative, property management equal to five percent (5%) of revenue, and legal expenses; amortization (together with interest at the rate of twelve percent (12%) per annum on the unamortized balance) on machinery and equipment used to maintain the Premises, the Building, the parking areas or the
          Property:

          amortization (together with interest at the rate of twelve percent (12%) per annum on the unamortized balance) on other personal property used by Landlord in the Building (including but not limited to window coverings and carpeting in public corridors and common areas); costs, expenses and overhead for maintaining and operating a management or tenant relations office in the Building; and the reasonable cost of contesting the validity or applicability of any government enactments that may affect Operating Expenses. Notwithstanding anything to the contrary herein, cost for replacement to the foundation and cost for the repair/replacement of the structural element of the exterior wall, i.e., structural beam, shall not be included as an Operating Expense (and any such cost shall be borne by Landlord except that should such repair or replacement be occasioned by the act or failure to act by Tenant, then Tenant shall pay all of such cost upon demand by Landlord). For example, should a major subsidence occur in the foundation whereby twenty-five percent (25%) or more of the foundation requires replacement, Landlord shall pay for such work. For example, should a structural member of the exterior wall, i.e., structural beam, fall, Landlord shall be responsible for cost of such replacement.

     (4) "Taxes" shall mean all Real Property Taxes as hereafter defined in Paragraph 7, but excluding all other taxes which are paid by Landlord and reimbursed by Tenant under this Lease.

     In addition to the Base Rent, Tenant shall pay to Landlord, as Additional Rent, Tenant's pro-rata share of the Operating Expenses and Taxes (hereinafter "OPT"). For the calendar year 1998, the OPT is estimated to be sixty-three cents ($0.63) per rentable square foot.

     Notwithstanding anything in this Lease to the contrary, Landlord shall calculate Tenant's proportionate share of the OPT (for purposes of both estimated and actual calculations) as if the Building were fully occupied regardless of the actual occupancy rate.

     Tenant's pro rata share of OPT shall be Additional Rent and shall be paid to Landlord, except as otherwise provided in this Lease, as follows: prior to the commencement of each calendar year or within a reasonable period thereafter, Landlord shall estimate Tenant's pro rata share of such OPT for the following calendar year and Landlord shall notify Tenant of such estimate in writing. Commencing on the first day of the first month of the calendar year for which Landlord has notified Tenant of the estimated OPT, and on the first day of every month thereafter in such year, Tenant shall pay to Landlord, as Additional Rent, one-twelfth (1/12th) of Tenant's estimated pro rata share of the yearly OPT. Within ninety (90) days of the end of each calendar year for which Tenant has made estimated payments (the "Adjustment Date"), Landlord shall furnish Tenant a statement with respect to such year, showing actual charges for the past calendar year and the total payments made by Tenant on the basis of Landlord's estimate. If Tenant's actual pro rata share of the OPT exceeds the payments made by Tenant based on Landlord's estimate, Tenant shall pay the deficiency to Landlord within thirty (30) days of Tenant's receipt of Landlord's statement. If the total payments by Tenant based on Landlord's estimate exceed Tenant's actual pro rata share of the OPT, Tenant's excess payment shall be credited toward future payments by Tenant of Basic Rent and/or Additional Rent or refunded to Tenant within thirty (30) days of Landlord's statement to Tenant if no future Basic Rent or Additional Rent is to become due.

     Upon request by Tenant to Landlord, Landlord shall allow Tenant to review Landlord's records, at Landlord's office in place where the records are kept, with respect to Operating Expenses at all reasonable times. Tenant shall reimburse Landlord (within ten (10) days) for any costs incurred by Landlord during such review by Tenant.

     All Lease provisions with respect to late charges and interest on unpaid Rent shall be applicable to Additional Rent, as well as to Basic Rent and all other monetary amounts due from Tenant under this Lease.

D. Monetary Obligations as Rent. All monetary amounts payable by Tenant to Landlord under this Lease including but not limited to Basic and Additional Rent, and amounts paid by Landlord to cure Tenant's default(s) shall be deemed "Rent" hereunder.

E. First Month's Rent. Landlord hereby acknowledges that upon Tenant's execution of the Lease, Tenant shall have deposited Forth Thousand Two Hundred Ninety and 71/100ths Dollars ($40,290.71) which represents the First Month's Basic Rent of Thirty-One

          Thousand Three Hundred Twenty-One and 40/100ths Dollars ($31,321.40) and the estimated OPT for the first month of Eight Thousand Nine Hundred Sixty-Nine and 31/100ths Dollars ($8,969.31), i.e., $0.63 per rentable sq. ft.

4. Security Deposit. Landlord acknowledges that, upon Tenant's execution of the Lease, Tenant shall have deposited with Landlord a security deposit in the sum of Forty Thousand and 00/100 Dollars ($40,000.00) to secure Tenant's full and faithful performance of each term, covenant, and condition of this Lease to be performed by Tenant. If Tenant fails to pay any Basic Rent, Additional Rent or any other monetary amount due from Tenant hereunder, or fails to keep or perform any term, covenant or condition on its part to be made or performed or kept under this Lease, then Landlord may, but shall not be obligated to, and without waiving or releasing Tenant from any obligation under this Lease, use, apply or retain the whole or any part of said security deposit (i) to the extent of any sum due to Landlord; or (ii) to make any required payment on Tenant's behalf; or (iii) to compensate Landlord for any loss, damage, attorneys' fees or expense sustained by Landlord due to Tenant's default. In such event, Tenant shall, within ten (10) days of written demand by Landlord, remit to Landlord sufficient funds to restore the security deposit to its original sum. Tenant's failure to do so shall be a material breach of this Lease. No interest shall accrue on the security deposit.

5. Use of the Premises. The Premises shall be used exclusively for the purpose of office use for public relations and advertising uses. Tenant shall not use, or permit the Premises or any part thereof to be used, for any purpose other than the purpose for which the Premises are hereby leased; and no use shall be made or permitted to be made of the Premises, nor acts done in, on or about the Premises, which will increase the existing rate of insurance upon the Building, or cause a cancellation of any insurance policy covering the Building, or any part thereof, nor shall Tenant sell or permit to be kept, used or sold,in or about the Premises, any article which may be prohibited by the standard form of fire insurance policies. Tenant shall not commit, or suffer to be committed, any waste upon the Premises, or any public or private nuisance, or other act or thing which may injure, annoy or disturb the quiet enjoyment of any occupant of neighboring properties or other tenant in the Building or on the Property; nor, without limiting the generality of the foregoing, shall Tenant allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose. Tenant shall not place any harmful liquids in the drainage system of the Premises or of the Building. Tenant shall not place any loads upon the floors, walls, ceilings or roof which might endanger the structure, nor overload any electrical, mechanical or other systems.

     No waste materials or refuse shall be dumped upon or permitted to remain upon any part of the Premises outside the Building except in trash containers placed inside exterior enclosures approved for that purpose by Landlord, or inside the Building proper where designated by Landlord. No materials or articles of any nature shall be stored upon or permitted to remain outside of the Building. Subject to the provisions of Paragraph 35 of this Lease, Tenant shall not place anything or allow anything to be placed near the glass of any window, door, partition or wall which may appear unsightly from outside the Premises (including the common areas and hallways of the Building). No loudspeaker or other device, system or apparatus which can be heard outside the Premises shall be used in or at the Premises without the prior written consent of Landlord which consent may be granted at Landlord's absolute discretion.

     Tenant covenants and agrees that no diminution of light, air or view by any structure which may be hereafter erected, whether or not by Landlord, or use of the Building by any other occupants or use of neighboring buildings or areas by others, shall in any way affect this Lease, entitle Tenant to any reduction of Rent hereunder, or result in any liability of Landlord to Tenant.

     Tenant shall comply with all the covenants, conditions and/or restrictions ("CC&R's") affecting the Premises, the Building and the Property, and all rules and regulations affecting the Premises, which rules and regulations shall be enforced by Landlord in a non-discriminatory and non-arbitrary manner.

     The term "Hazardous Material" means 'any hazardous or toxic substance, material or waste, the storage, use or disposition of which is or becomes regulated by any local governmental authority, the State of California or the United States government. The term "Hazardous Material" includes, without limitation, any material or substance which is (i) defined as a "hazardous waste", "extremely hazardous waste" or "restricted hazardous waste" under Sections 25115, 25117 or 25122.7, or listed pursuant to
     Section 25140, of the California Health and Safety Code, Division 20, Chapter 6.5 (Hazardous Waste Control Law), (ii) defined as a "hazardous substance" under Section 25136 of the California Health and Safety Code, Division 20, Chapter 6.8 (Carpenter-Presley-Tanner Hazardous Substance Account Act), (iii) defined as a "hazardous material", "hazardous substance" or "hazardous waste" under Section 25501 of the California Health and Safety Code, Division 20, Chapter 6.95 (Hazardous Materials Release Response

     Plans and Inventory), (iv) defined as a "hazardous substance" under Section 25281 of the California Health and Safety Code, Division 20, Chapter 6.7 (Underground Storage of Hazardous Substances), (v) petroleum, (vi) asbestos, (vii) listed under Article 9 or defined as hazardous or extremely hazardous pursuant to Article 11 of Title 22 of the California Administrative Code, Division 4, Chapter 20, (viii) designated as a "hazardous substance" pursuant to Section 311 of the Federal Water Pollution Control Act (33 U.S.C. Section 1317), (ix) defined as a "hazardous waste", pursuant to Section 1004 of the Federal Resource Conservation and Recovery Act, 42 U.S.C. Section 6901 et seq. (42 U.S.C.
     Section 6903), (x) defined as a "hazardous substance" pursuant to Section 101 of the Comprehensive Environmental Response Compensation and Liability Act, 42 U.S.C. Section 9601 et seq. (42 U.S.C. Section 9601) or (xi) listed or defined as "hazardous waste", "hazardous substance" or other similar designation by any regulatory scheme of the State of California or the United States government.

     Tenant, at its sole cost, shall comply with all laws and regulations relating to the storage, use and disposal of Hazardous Materials on the premises. If Tenant does store, use or dispose of any Hazardous Materials on the Premises, Tenant shall notify Landlord, in writing, at least five
     (5) days prior to their first appearance on the Premises; provided, however, that Tenant shall have the right to store reasonable amounts of chemicals and/or solvents used for ordinary office equipment without notifying Landlord. Tenant shall be solely responsible for and shall defend, indemnify and hold Landlord, and Landlord's partners, officers, employees, successors, assigns and agents, harmless from and against all claims, demands, damages, costs and liabilities, including attorneys' fees and costs, arising out of or in connection with the storage, use or disposal of Hazardous Materials by Tenant, its agents, employees, contractors, or sublessees.

     If the presence of Hazardous Materials on the Premises caused or permitted by Tenant, its agents, employees, contractors, or sublessees results in or is likely to result in contamination or deterioration of water or soil resulting in a level of contamination greater than the safe levels established by any governmental agency having jurisdiction over such contamination, or if any investigation of conditions, or any clean-up, remedial removal or restoration work is required by any federal, state or local governmental agency or political subdivision ("Governmental Agency") because of the level of Hazardous Material in the soil or ground water or on the Premises caused or permitted by Tenant, its agents, employees, contractors and or sublessees, then Tenant shall promptly, and at its sole cost, take any and all action necessary to investigate and clean up such contamination. Tenant shall further be solely responsible for, and shall defend, indemnify and hold Landlord and Landlord's partners, officers, employees, successors, assigns and agents harmless from and against, all claims, demands, damages, costs and liabilities, including attorneys' fees and costs, arising out of or in connection with any removal, clean-up and restoration work and materials required hereunder to return the Premises, the Property or the surrounding properties to the condition existing prior to the appearance of the Hazardous Materials caused or permitted by Tenant, its agents, employees, contractors, or sublessees.

     If Landlord has good cause to believe that the Premises or the Property have or may become contaminated by Hazardous Materials, Landlord may cause tests to be performed, including wells to be installed on the Property, and may cause the soil or ground water to be tested to detect the presence of Hazardous Materials by the use of such tests as are then customarily used for such purposes. The cost of such tests of the installation, maintenance, repair and replacement of such wells shall be paid by Tenant.

     The termination of the Lease shall not terminate the parties' respective rights and obligations under this Paragraph 5, and the parties hereto expressly agree that the provisions contained herein shall survive the termination of Tenant's leasehold estate.

     Tenant shall abide by all laws, ordinances and statutes, as they now exist or may hereafter be enacted by legislative bodies having jurisdiction thereof, relating to its use and occupancy of the Premises.

     The provisions of this Paragraph 5 are for the benefit of the Landlord only and shall not be construed to be for the benefit of any other person or occupant of the Premises.

6. Improvements. Landlord will, at its sole expense and using contractors of its choice, make improvements ("Improvements") to the Premises as specified in Exhibit C attached hereto and incorporated herein by this reference. On or before September 1, 1996, Tenant shall deliver to Landlord, for Landlord's approval, its final plans with detailed specifications and listing of finish materials, all of which have been approved by Tenant. Notwithstanding anything in this Lease to the contrary, if Tenant fails to provide Landlord with such final plans, specifications, and finish material approved by Tenant on or before the date specified for such delivery, or if Tenant changes any of the plans, specifications or finish materials subsequent to such date, then the Commencement Date shall be the Anticipated Completion Date as hereafter set forth, or the date of Landlord's notification to Tenant of Substantial Completion (as hereinafter defined) of the improvements, or the date on which Tenant takes possession of the Premises, whichever shall first occur.

Upon Landlord's approval (which shall not be unreasonably withheld or delayed) of such final plans and specifications including finish materials approved by Tenant, and upon Landlord's approval of the same, Landlord shall diligently undertake to construct the improvements in accordance with such final plans, specifications and finish materials as approved by Landlord and Tenant (collectively referred to as "Final Plans"). All such construction shall be performed with due diligence and in substantial accordance with the Final Plans. Landlord agrees to use all commercially reasonable efforts to substantially complete the improvements by January 1, 1997 ("Anticipated Completion Date"), but without any warranty as to when such improvements shall be substantially completed.

Landlord's obligation to construct the improvements is specifically subject to any changes or other requirements of or imposed by all applicable governmental body(ies), agency(ies) and/or utility(ies); Landlord shall notify Tenant of any such changes and/or requirements promptly after Landlord becomes aware of the same. Any improvements to the Premises not expressly shown or stated in the Final Plans shall be made by Tenant at its sole cost and expense in accordance with Paragraph 11 of this Lease; provided, however, that notwithstanding anything in this Lease to the contrary, any delay in Landlord's construction of the improvements caused in whole or in part by Tenant including, but not limited to, delays caused by additional improvements made or any changes requested by Tenant, shall not delay the Commencement Date of this Lease, and Substantial Completion, as hereinafter defined, for purposes of determining the Commencement Date of this Lease, shall be at such time as the improvements would have been Substantially Complete absent such additional improvements made or changes requested by Tenant.

It is understood that the Final Plans and the exact location of doors, walks, lighting, plumbing and all other facilities and improvements are subject to such minor changes (for example: Schlage lock set can be replaced with like kind alternate) as Landlord, or Landlord's architect or general contractor in charge of the construction of the improvements, determine to be necessary desirable in the course of construction of or to the Premises, and no such changes shall affect this Lease or constitute a breach by Landlord hereunder. Landlord agrees to not materially deviate from the final approved plans without Tenant's consent, which consent shall not be timely or unreasonably withheld.

Tenants shall have twenty (20) days from the date of Substantial Completion to provide Landlord with a list of items requiring repair or replacement. Upon Landlord's receipt of such list, Landlord shall proceed to correct such "punch list" items with due diligence.

7.   Taxes and Assessments.

A. Tenant shall pay before delinquency any and all taxes, assessments, license fees and public charges levied, assessed or imposed upon or against Tenant's fixtures, equipment, furnishings, furniture, appliances and personal property installed or located on or within the Premises. Tenant shall cause said fixtures, equipment, furnishings, furniture, appliances and personal property to be assessed and billed separately from the real property of Landlord. If any of Tenant's said personal property shall be assessed with Landlord's real property, Tenant shall pay to Landlord the taxes attributable to Tenant within thirty (30) days after receipt of a written statement from Landlord setting forth the taxes applicable to Tenant's property.

B. All Real Property Taxes shall be paid by Landlord. The term "Real Property Taxes", as used herein, shall mean and include: (i) all taxes, assessments, levies and other charges of any kind or nature whatsoever, general and special, foreseen and unforeseen (including without limitation, all installments of principal and interest required to pay any general or special assessments for public improvements, and any increases resulting from reassessments caused by any change in ownership of the Premises, the Building or the Property, or otherwise) now or hereafter imposed by any governmental or quasi-governmental authority or special district having the direct or indirect power to tax or levy assessments, which are levied or assessed against, or with respect to the value, occupancy, or use of all or any portion of the Property, the Building or the Premises (as now constructed or as may at any time hereafter be constructed, altered, or otherwise changed) or Landlord's interest therein; any improvements located within the Property, the Building or the Premises (regardless of ownership); the fixtures, equipment and other property of Landlord, real or personal, that are an integral part of and located in, on or about the Property, the Building or the Premises; and landscaping areas, walkways and parking areas; and (ii) all costs and fees (including reasonable attorney's fees) incurred by

          Landlord in reasonably contesting any Real Property Tax and in negotiating with public authorities as to any Real Property Tax.

          "Real Property Taxes" shall not include any franchise, rental, income, inheritance or profit tax, capital levy or excise tax payable by Landlord.

          If at any time during the term of this Lease the taxation or assessment of the Property, the Building or the Premises prevailing as of the Commencement Date of this Lease shall be altered so that in lieu of or in addition to any Real Property Tax described above there shall be levied, assessed or imposed (whether by reason of a change in the method of taxation or assessment, creation of a new tax or charge, or any other cause) an alternate or additional tax or charge (i) on the value, use or occupancy of the Property, the Building or the Premises or Landlord's interest therein, or (ii) on or measured by the gross receipts, income or rentals from the Property, the Building or the Premises, on Landlord's business of leasing the Property, the Building or the Premises, or Landlord's interest therein, or based on parking, employment, production or the like in, on or about the Property, the Building or the Premises, or computed in any manner with respect to the operation of the Property, the Building or the Premises, then any such tax or charge, however designated, shall be included within the meaning of the term "Real Property Taxes" for purposes of this Lease. If any Real Property Tax is based in part upon property or rents unrelated to the Property, the Building or the Premises, then only that part of such Real Property Tax that is fairly allocable to the Property, the Building or the Premises shall be included within the meaning of the term "Real Property Taxes".

          If, at any time during the term of this Lease, any assessments which would be deemed to be Real Property Taxes are levied against the Premises, the Building or the Property, Landlord may elect either to pay the assessment in full or to allow the assessment to go to bond and to pay it in installments. In either case, however, Tenant shall only be obligated to pay to Landlord, with regard to any such assessment, each time payment of Real Property Taxes is made, a sum equal to that which would have been payable by Tenant as its pro rata percentage of the installments of principal and interest which would have become due during the term of this Lease had Landlord allowed the assessment to go to bond.

8.   Insurance.

     A. Indemnity. Except for Landlord's gross negligence or willful misconduct, Tenant agrees to indemnify and defend (with counsel acceptable to Landlord) Landlord against the hold Landlord and Landlord's partners, employees, officers, assigns and successors harmless from any and all demands, claims, causes of action, judgments, obligations or liabilities, and all reasonable expenses incurred in investigating or resisting the same (including reasonable attorney's fees), on account of, or arising out of, the use or occupancy of the Premises. This Lease is made on the express condition that Landlord shall not be liable for, or suffer loss by reason of, injury to person or property, from whatever cause, in any way connected with the use or occupancy of the Premises specifically including, without limitation, any liability for injury to the person or property of Tenant, its agents, officers, employees, licensees and invitees.

     B. Liability and Worker's Compensation Insurance. Tenant shall, at Tenant's expense, obtain and keep in force during the term of this Lease a policy of worker's compensation insurance and a policy of comprehensive public liability insurance insuring Landlord and Tenant, with cross-liability endorsements, against any liability arising out of the use or occupancy of the Premises and all areas appurtenant thereto, including parking areas. Such insurance shall be in an amount satisfactory to Landlord of not less than $1,000,000 combined single limit for bodily injury or death as a result of any one occurrence, and $1,000,000 for damage to property as a result of any one occurrence. The insurance shall be with companies admitted to do business in the State of California and companies of Best's Rating Guide of A+9 or better. Tenant shall deliver to Landlord, prior to taking possession of the Premises, a certificate of insurance evidencing the existence of the policy required hereunder, and such certificate shall certify that the policy (i) names Landlord as an additional insured; (ii) shall not be cancelled or altered without thirty (30) days prior written notice to Landlord; and (iii) the coverage is primary and any coverage carried or obtained by Landlord is in excess thereto.

          Landlord shall, at all times during the term hereof, maintain in effect a policy of public liability and property damage insurance insuring against any liability (including bodily injury or property damage) arising on or about the Property with policy limits determined by Landlord in its sole discretion. Such insurance costs shall be included in Operating Expenses described in Paragraph 3 above.

     C. Insurance of Personal Property, Fixtures and Equipment. Tenant shall at all times during the term hereof, and at its sole cost and expense, maintain in effect policies of insurance covering: (i) its personal property, inventory, alterations, fixtures and equipment located on the Premises, in an amount not less than one hundred percent (100%) of their actual replacement value, providing protection against any peril included within the classification "Fire and Extended Coverage," together with insurance against sprinkler damage, vandalism and malicious mischief; and (ii) all plate glass on the Premises. The proceeds of such insurance, so long as this Lease remains in effect, shall be used to repair or replace the personal property, inventory, alterations, fixtures, equipment and plate glass so insured. In addition, Tenant shall obtain and keep in force, at all times during the term of this Lease, a policy of business interruption insurance coverage, insuring that one hundred percent (100%) of the monthly Basic Rent, and all Additional Rent due hereunder, will be paid to Landlord for a period of not less than one (1) year, if the Premises are damaged or destroyed or rendered unfit for occupancy by a risk insured against by a policy of standard fire and extended coverage insurance, with vandalism, sprinkler damage and malicious mischief endorsements.

     D. Property Insurance. Landlord shall obtain and keep in force during the term of this Lease a policy or policies of insurance coverage including fire and extended coverage (and, at Landlord's sole and absolute discretion, earthquake and flood), for loss or damage to the Premises and to the Building, in the amount of the full replacement value thereof. Such insurance costs and deductibles shall be included in Operating Expenses described in Paragraph 3 above.

     E. Mutual Waiver of Subrogation. The parties hereto release each other and their respective authorized representatives, partners, officers, agents, employees and servants, from any and all claims, demands, loss, expense or injury to any person, or to the Premises or Building, or to the furnishings, fixtures or equipment located therein, caused by or resulting from perils, events or happenings which are the subject of insurance in force at the time of such loss. Each party shall cause each insurance policy obtained by it to provide that the insurer waives all right of recovery by way of subrogation against either party in connection with any damage covered by any policy. Neither party shall be liable to the other for any damage caused by fire or any of the risks insured against under any insurance policy in effect as required by this Lease.

9. Operation, Management, Services and Utilities. All expenses of operation and management of the Premises and the Building or the Property, including, but not limited to, water, gas, light, heat, power, electricity, telephone, trash pick-up, property management services, landscaping, janitorial services, sewer charges, pest control, security charges, and all other services supplied to or consumed on the Premises or the Building or the Property shall be controlled by Landlord and be included in Operating Expenses described in Paragraph 3 above, except to the extent such charges are directly billed to Tenant. Landlord agrees to manage the Property in a first class manner similar to other comparable buildings in the El Camino Hospital/Mountain View marketplace. Landlord shall not be liable for and Tenant shall not be entitled to any abatement or reduction of Rent by reason of any interruption or failure of utility or other services to the Premises during the Lease term. Utilities and services shall be provided in accordance with the Standards for Utilities and Services set forth in Exhibit D attached hereto and incorporated herein. The parties agree to the terms and provisions set forth in the Standards and to any modifications or additions thereto.

10.  Repair and Maintenance.

     A. Subject to provisions of Paragraph 15 of this Lease, below, Landlord shall keep and maintain the roof, paving, structural elements, landscaping, irrigation systems and exterior walls of the Building and the Property in good order and repair. Landlord shall also keep and maintain in good order and repair the windows, window frames, doors, hardware, interior walls, and the electrical, plumbing, lighting, heating and air conditioning systems. Landlord agrees to make such repairs as necessary as promptly as possible. Such expenses shall be included in Operating Expenses for purposes of Paragraph 3 above. If, however, any repairs or maintenance are required because of an act or omission of Tenant, or its agents, employees or invitees, then Tenant shall pay to Landlord upon demand one hundred percent (100%) of the costs of such repair or maintenance. Notwithstanding anything in this Lease to the contrary, after the initial construction of the improvements in the Premises by Landlord pursuant to the provisions of Paragraph 6 of this Lease, Landlord shall have no obligation to alter, remodel, improve, decorate, or paint the Premises or any part thereof.

     B. Except as expressly provided in subparagraph 10.A above, Tenant shall, at its sole cost, keep and maintain the interior of the Premises in good and sanitary order, condition and repair.

          Should Tenant fail to maintain the Premises as required hereunder forthwith upon notice from Landlord, then Landlord, in addition to all other remedies available hereunder or by law, and without waiving any alternative remedies, may make or do the same, and in that event, Tenant shall reimburse Landlord for the cost of such maintenance or repairs as Additional Rent, at Landlord's election on demand or on the next date upon which Basic Rent becomes due.

          Tenant hereby expressly waives the provisions of Subsection 1 of
          Section 1932, and Sections 1941 and 1942 of the Civil Code of California and all rights to make repairs at the expense of Landlord, as provided in Section 1942 of said Civil Code.

     Alterations and Additions. Tenant shall not make, or suffer to be made, any alterations, improvements or additions in, on or about, or to the Premises or any part thereof, without the prior written consent of Landlord, which consent shall not be unreasonably withheld, and without a valid building permit issued by the appropriate governmental authority. Such alterations, improvements and additions shall then be performed by Landlord's contractors.

     As a condition to giving such consent, Landlord may require that Tenant agree to remove any such alterations, improvements or additions at the termination of this Lease, and to restore the Premises to their prior condition. Any alteration, addition or improvements to the Premises, except movable furniture and trade fixtures not affixed to the Premises, shall become the property of Landlord upon installation, and shall (subject to the provisions of the immediately preceding sentence) remain upon and be surrendered with the Premises at the termination of this Lease. Landlord can elect, however, within thirty (30) days before expiration of the term or within five (5) days after termination of the term, to require Tenant to remove any alterations, additions or improvements that Tenant has made to the Premises. If Landlord so elects, Tenant shall restore the Premises to the condition designated by Landlord in its election, before the last day of the term, or within thirty (30) days after notice of election is given, whichever is later.

     Alterations, additions and improvements which are not to be deemed trade fixtures include heating, lighting and electrical systems, air conditioning, partitioning, window coverings, carpeting, or any other installation which has become an integral part of the Premises.

     If Landlord consents to Tenant's making any alterations, improvements or additions in the Premises, Tenant shall be responsible for the timely posting of notices of non-responsibility on Landlord's behalf, which shall remain posted until completion of the alterations, additions or improvements, and Tenant shall provide Landlord with a copy of such notice of non-responsibility prior to commencement of any such construction. Tenant's failure to post notices of non-responsibility as required hereunder shall be a breach of this Lease and Tenant shall indemnify Landlord from and against all claims, losses, damages, and/or liability resulting therefrom, including reasonable attorney's fees.

     If, during the term hereof, any alteration, addition or change of any sort through all or any portion of the Premises is required, due to Tenant's particular use of the Premises, by law, regulation, ordinance or order of any public agency. Tenant, at its sole cost and expense, shall promptly make the same.

12. Acceptance of the Premises and Covenant to Surrender. By entry and taking possession of the Premises pursuant to this Lease, upon Substantial Completion of the Improvements, Tenant, subject to Landlord's obligation to correct so-called "punch list" items, as provided in Paragraph 6, above, accepts the Premises as being in good and sanitary order, condition and repair, and accepts the Building and the Improvements included in the Premises in their condition existing as of the date of such entry and without representation or warranty by Landlord as to the condition of the Building or the Premises, or as to the use or occupancy which may be made thereof. Tenant further accepts any Improvements to be constructed by Landlord as being completed in accordance with the Final Plans for such improvements, except for items specified in writing as punch list items pursuant to Paragraph 6.

     Tenant agrees, on the last day of the term hereof, or on any sooner termination of this Lease, to surrender the Premises, together with all alterations, additions and improvements which may have been made in, to or on the Premises by Landlord or Tenant, to Landlord, broom clean, in good and sanitary order, condition and repair, except for such wear and tear as would be normal for the period of Tenant's occupancy. Tenant further agrees that at the end of the term of this Lease or upon any sooner termination of this Lease, Tenant, at its sole expense, shall have damage interior walls and columns patched and repainted as necessary, any damaged ceiling tile replaced, light lenses and ballasts restored to good order and repair, the drapes/blinds cleaned, any damaged doors and cabinetry replaced or repaired and the carpet steam cleaned and, if damaged, replaced to match the existing carpet.

     Tenant, on or before the end of the term of this Lease or on any sooner termination of this Lease, shall remove all its personal property and trade fixtures from the Premises, and all property not so removed shall be deemed to be abandoned by Tenant and title to the same shall thereupon pass to Landlord without compensation to Tenant. Landlord may, upon termination of this Lease, remove, store and/or sell all moveable personal property and trade fixtures so abandoned by Tenant, at Tenant's sole cost, and repair any damage caused by such removal at Tenant's sole cost.

     If the Premises are not so surrendered at the end of the term or sooner termination of this Lease, then Tenant shall indemnify Landlord against loss or liability resulting from the delay by Tenant in so surrendering the Premises, including, without limitation, any claims made by any succeeding tenant founded on such delay.

     No act or conduct of Landlord, whether consisting of the acceptance of the keys to the Premises or otherwise, shall be deemed to be or to constitute an acceptance of the surrender of the Premises by Tenant prior to the expiration of the term hereof, and such acceptance of any surrender by Tenant shall only be evidenced by a written acknowledgement of acceptance of surrender signed by Landlord. The voluntary or other surrender of the Premises by Tenant or a mutual cancellation of this Lease shall not work as a merger and, at the option of Landlord, shall either terminate all existing subleases or operate as an assignment to Landlord of all such subleases.

     After the expiration or earlier termination of this Lease, Tenant shall execute, acknowledge and deliver to Landlord, within ten (10) days after written demand from Landlord to Tenant, any quitclaim deed or other document required by any reputable title company, licensed to operate in the State of California, to remove the cloud or encumbrance created by this Lease from the Property.

13. Events of Default. The occurrence of any of one or more of the following events shall constitute a default hereunder by Tenant:

     A. The abandonment of the Premises by Tenant. Abandonment is herein defined to include, but is not limited to, any absence by Tenant from the Premises for five (5) days or longer.

     B. The failure by Tenant to make any payment of Rent, or other payment required to be made by Tenant hereunder, when due.

     C. The failure by Tenant to observe or perform any of the express or implied covenants or provisions of this Lease to be observed or performed by Tenant, other than monetary or as specified in subparagraphs 13.A or 13.B, above, where such failure continues for a period of twenty (20) days after written notice thereof from Landlord to Tenant; provided, however, that any such notice shall be in lieu of, and not in addition to, any notice required under California Code of Civil Procedure Section 1161; provided further, that if the nature of Tenant's default is such that more than twenty (20) days are reasonably required for its cure, then Tenant shall not be deemed to be in default if Tenant shall commence such cure within said twenty (20) day period and thereafter diligently prosecute such cure to completion.

     D. Any assignment or subletting of this Lease without the consent of Landlord, including, without limitation, an involuntary assignment as defined in Paragraph 21, below.

     E. Chronic delinquency by Tenant in the payment of Rent or any other periodic payments required to be paid by Tenant under this Lease. "Chronic delinquency" shall mean failure by Tenant to pay Rent, or any other payments required to be paid by Tenant under this Lease, within three (3) days after written notice thereof for any three (3) months (consecutive or nonconsecutive) during any twelve (12) month period. In the event of a chronic delinquency, at Landlord's option, Landlord shall have the right, in addition to all other remedies under this Lease and at law, to require that Rent be paid by Tenant quarterly, in advance. This provision shall not limit in any way nor be construed as a waiver of the rights and remedies of Landlord provided herein or by law in the event of even one instance of delinquency.

14.  Remedies for Default.

     A. In the event of any breach of this Lease by Tenant, or an abandonment of the Premises by Tenant, Landlord has the option of (i) removing all persons and property from the Premises and repossessing the Premises, in which case any of Tenant's property which Landlord removes from the Premises may be stored in a public warehouse or elsewhere at the cost of, and for the account of, Tenant, or (ii) allowing Tenant to remain in full possession and control of the Premises. If Landlord chooses to repossess the Premises, then this Lease will automatically terminate in accordance with the provisions of California Civil Code Section 1951.2. In the event of such termination of this Lease, Landlord may recover from Tenant: (a) the worth at the time of award of the unpaid Rent which had been earned at the time of termination, including interest at the maximum rate an individual is permitted by law to charge; (b) the worth at the time of award of the amount by which the unpaid Rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided, including interest at the maximum rate an individual is permitted by law to charge; (c) the worth at the time of award of the amount by which the unpaid Rent for the balance of the term after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided; and (d) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which, in the ordinary course of things, would be likely to result therefrom. "The worth at the time of the award", as used in (a) and (b) of this paragraph, is to be computed by allowing interest at the maximum rate an individual is permitted by law to charge. "The worth at the time of the award", as referred to in (c) of this paragraph, is to be computed by discounting the amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of the award, plus one percent (1%).

B. If Landlord chooses not to repossess the Premises, but allows Tenant to remain in full possession and control of the Premises, in accordance with provisions of California Civil Code Section 1951.4, then Landlord may treat this Lease as being in full force and effect, and may collect from Tenant all Rents as they become due through the termination date of this Lease, as specified in this Lease. For the purpose of this Paragraph 14, the following shall not constitute a termination of Tenant's right to possession:

     (1)  Acts of maintenance or preservation, or efforts to relet the Premises;

     (2) The appointment of a receiver on the initiative of Landlord to protect its interest under this Lease.

C. Tenant shall be liable immediately to Landlord for all costs Landlord incurs in reletting the Premises, including, without limitation, brokers' commissions, expenses of remodeling the Premises required by the reletting, and like costs. Reletting can be for a period shorter or longer than the remaining term of this Lease. Tenant shall pay to Landlord the Rent due under the new lease, on the dates the Rent is due, less the Rent Landlord receives from this Lease, unless Landlord notifies Tenant that Landlord elects to terminate this Lease. After Tenant's default and for as long as Landlord does not terminate Tenant's right to possession of the Premises, if Tenant obtains Landlord's consent, Tenant shall have the right to assign its Interest in this Lease, or sublet all or a portion of the Premises, but Tenant shall not be released from liability and obligations under this Lease. Landlord's consent to a proposed assignment or subletting shall be as required in Paragraph 21.

D. If Landlord elects to relet the Premises as provided in this Paragraph 14, then any Rent that Landlord receives from reletting shall be applied to the payment of:

     (1) First, any indebtedness from Tenant to Landlord other than Rent due from Tenant;

     (2) Second, all costs, including for maintenance, incurred by Landlord in reletting; and

     (3)  Third, Rent due and unpaid under this Lease.

E. After deducting the payments referred to in this Paragraph 14, any sum remaining from any Rent which Landlord receives from reletting shall be held by Landlord and applied in payment of future Rent as Rent becomes due under this Lease. In no event shall Tenant be entitled to any excess Rent received by Landlord. If, on the date Rent is due under this Lease, the Rent received from any reletting is less than the Rent due on that date, then Tenant shall pay to Landlord, in addition to the remaining Rent due, all costs which Landlord incurred in reletting, including without limitation maintenance, that remain after applying the Rent received from the reletting, as provided in this Paragraph 14.

F. Landlord, at any time after Tenant commits a default, can cure the default at Tenant's cost. If Landlord at any time, by reason of Tenant's default, pays any sum or does any act that requires the payment of any sum, then the sum paid by Landlord shall be due immediately from Tenant to Landlord at the time the sum is paid and, if paid at a later date, shall bear interest at the maximum rate an individual is permitted by law to charge from the date the sum is paid by Landlord until Landlord is reimbursed by Tenant. The sum, together with interest on it, shall be Additional Rent.

     G. Any Rent not paid when due shall bear interest at the maximum rate an individual is permitted by law to charge from the date due until paid and shall be subject to the late charge set forth in subparagraph 3.A above.

15.  Destruction.

     A. In the event the Premises or the Building are damaged by any casualty which is covered under insurance carried by Tenant or Landlord, then Landlord or Tenant, whichever receives such insurance proceeds, shall restore such damage to the extent that the insurance proceeds are available provided such restoration can be completed within ninety (90) days after the commencement of the work. In such event, this Lease shall continue in full force and effect except that Tenant shall be entitled to proportionate reduction of Rent while such restoration takes place, such proportionate reduction to be based upon the extent to which the restoration efforts interfere with the Tenant's business in the Premises. Landlord shall, at all times during the Term of this Lease, procure and continue the force insurance coverage to cover an amount equal to at least ninety (90%) replacement value of the building. Notwithstanding the foregoing, if any such damage or destruction occurs during the last six
     (6) months of the term of this Lease and Tenant has not previously exercised its option to renew pursuant to Section 39 hereof, Landlord shall not be obligated to repair such damage.

     B. If the Premises, the Building or common areas are damaged by risks not covered by such insurance or the insurance proceeds available to Landlord are less than ninety percent (90%) of the cost of restoration, or if the restoration cannot be completed within six (6) months after the commencement of work in the opinion of the architect or engineer appointed by Landlord, then Landlord shall have the option to (i) repair or restore such damage, this Lease continuing in full force and effect so long as the Premises can be used by Tenant but the Base Rent and Additional Rent to be equitably reduced, or (ii) give notice to Tenant at any time within ninety
     (90) days after such damage terminating this Lease as of the date to be specified in such notice, which date shall not be less than thirty (30) and no more than sixty (60) days after giving of such notice. Notwithstanding the foregoing, if any such uninsured damage or destruction occurs during the last six (6) months of the term of this Lease, and Tenant has not previously exercised its option to renew pursuant to
     Section 39 hereof, Landlord shall not be obligated to repair such damage.

     C. If the Premises are destroyed ("Destroyed" shall mean more than fifty percent (50%) of the Premises), in whole or in part, from any cause, Landlord shall, at its option, either:

     (1) Rebuild or restore the Premises to their condition prior to the damage or destruction; or

     (2)  Terminate this Lease.

     If Landlord does not give Tenant notice in writing within sixty (60) days from the destruction of the Premises of its election to either rebuild and restore the Premises, or to terminate this Lease, and provided that insurance proceeds actually available to Landlord for the purpose of restoring the complex or the Premises are sufficient to rebuild or restore the Premises, then Landlord shall be deemed to have elected to rebuild or restore the Premises, in which event Landlord agrees, at its expense, promptly to rebuild or restore the Premises to the condition existent as of the date of Substantial Completion.

     If Landlord does not complete the re-building or restoration within one hundred eighty (180) days following the date of destruction (such period of time to be extended for delays as provided in Paragraph 36, then Tenant shall have the right to terminate this Lease by giving written notice to Landlord within fifteen (15) days of the expiration of such period.

     Landlord's obligation to rebuild or restore the Premises shall not include restoration of Tenant's trade fixtures, equipment or merchandise, or any improvements, alterations or additions made by Tenant to the Premises. Unless this Lease is terminated pursuant to the foregoing provisions, this Lease shall remain in full force and effect. Tenant hereby expressly waives the provisions of Section 1932, Subdivision 2, and Sections 1933, Subdivision 4, of the California Civil Code.

     In case of destruction or damage caused by a risk not covered by business interruption insurance described in Paragraph 8, there shall be an abatement or reduction of Rent between the date of destruction and the date of substantial completion of restoration, based on the extent to which the destruction interferes with Tenant's use of the Premises.

     If the Complex is damaged or destroyed to the extent of not less than thirty three and one third percent (33 1/3%) of the replacement cost thereof, then Landlord may elect to terminate this Lease, whether the Premises are injured or not, provided that Landlord terminates the leases of all other tenants in the Complex similarly situated in terms of damage or destruction to their respective premises.

16. Condemnation. If any part of the Premises shall be taken for any public or quasi-public use, under any statute or by right of eminent domain, or private purchase in lieu thereof, and a part thereof remains which is susceptible of occupancy hereunder, then this Lease shall, as to the part so taken, terminate as of the date title vests in the condemnor or purchaser, and the Rent payable hereunder shall be adjusted so that Tenant shall be required to pay for the remainder of the term only such portion of the Rent as the value of the part remaining after such taking bears to the value of the entire Premises prior to such taking. Landlord shall have the right to terminate this Lease in the event that such taking causes a reduction in Rent payable hereunder by twenty-five percent (25%) or more. If all of the Premises or such part thereof is taken so that there does not remain a portion susceptible for occupancy hereunder, as reasonably necessary for Tenant's conduct of its business as contemplated in this Lease, then this Lease shall thereupon terminate. If a part or all of the Premises is taken, then all compensation awarded upon such taking shall go to Landlord and Tenant shall have no claim thereto, and Tenant hereby irrevocably assigns and transfers to Landlord any right to compensation or damages to which Tenant may become entitled during the term hereof by reason of the purchase or condemnation of all or a part of the Premises. Tenant shall have the right to separately petition and to claim and recover from the condemning authority, but not from Landlord, such compensation as may be separately awarded or recoverable by Tenant in Tenant's own right on account of any and all damage to Tenant's business, including without limitation the loss of goodwill by reason of any appropriation, and for or on account of any cost or loss to which Tenant might be put in removing and relocating Tenant's merchandise, furniture, movable trade fixtures and equipment. In no event, however, shall the loss of goodwill include any diminution in the value of the leasehold or the bonus value of this Lease. Each party waives the provisions of Code of Civil Procedure, Section 1265.130, allowing either party to petition the Superior Court to terminate this Lease in the event of a partial taking of the Premises.

17. Free from Liens. Tenant shall (i) pay for all labor and services performed or materials used by or furnished to Tenant or any contractor employed by Tenant with respect to the Premises, and (ii) indemnify, defend and hold Landlord and the Premises harmless and free from any liens, claims, demands, encumbrances or judgments created or suffered by reason of any labor or services performed or materials used by or furnished by Tenant or any contractor employed by Tenant with respect to the Premises.

18. Compliance with Laws. Tenant shall, at its own cost, comply with and observe all requirements of all municipal, county, state and federal authority now in force, or which may hereafter be in force, pertaining to the use and occupancy of the Premises.

19. Subordination. Tenant agrees that this Lease shall, at the option of Landlord, be subject and subordinate to any mortgage, deed of trust or other instrument of security which has been or shall be placed on the Property and the Building, and this subordination is hereby made effective without any further act of Tenant or Landlord. Tenant shall, at any time hereinafter, on demand, execute any instruments, releases or other documents that may be required by a mortgagee, mortgagor, trustor or beneficiary under any deed of trust, for the purpose of subjecting or subordinating this Lease to the lien of any such mortgage, deed of trust or other instrument of security. If Tenant fails to execute and deliver any such documents or instruments, such failure shall, at Landlord's option, constitute a default by Tenant under this Lease.

     If this Lease is or becomes subordinate to any encumbrance now of record or any encumbrance recorded after this date affecting the Premises, then Tenant agrees to attorn to any purchaser at any foreclosure sale, or to any grantee or transferee designated in any deed given in lieu of foreclosure. In such event, Tenant shall execute, at Landlord's or the lender's request, such recognition and attornment agreement as the lender, at its option, may require. Landlord agrees to use its best efforts and negotiate in good faith with any Lender to obtain quiet enjoyment of the Premises provided that Tenant is in conformance with the terms and conditions of the Lease.

20. Abandonment. Tenant shall not vacate nor abandon the Premises at any time during the term of this Lease; and if Tenant shall abandon, vacate or surrender said Premises, or be dispossessed by process of law, or otherwise, then any personal property belonging to Tenant and left on the Premises shall be deemed to be abandoned, at the option of Landlord, except such property as may be mortgaged to Landlord.

21.  Assignment and Subletting.

     A. Landlord's Consent Required. Tenant shall not, either voluntarily or by operation of law, sell, encumber, pledge or otherwise transfer all or any part of Tenant's leasehold estate hereunder or permit the Premises to be occupied by anyone other than Tenant or Tenant's employees, or sublet the Premises or any portion thereof, without Landlord's prior written consent in each instance, which consent may not unreasonably be withheld by Landlord. In exercising its reasonable discretion, Landlord may consider all commercially relevant factors involved in the leasing, subleasing or assignment of the space, including but not limited to, the following: (i) the creditworthiness and financial stability of the prospective assignee or sublessee; (ii) the compatibility of the prospective assignee or sublessee with other tenants in the Building; (iii) the references from prior landlords of such prospective sublessee or assignee; (iv) the past history of such sublessee or assignee with respect to involvement in litigation and bankruptcy proceedings; (v) whether the proposed use of the Premises by the prospective sublessee or assignee falls within the use permitted under Paragraph 5; (vi) whether the proposed use is suitable and in keeping with the ambiance and tone of the Building; (vii) the impact of said sublessee or assignee and the proposed use of the Premises on pedestrian and vehicular traffic and parking facilities; and (viii) the anticipated use, storage, generation, treatment and disposal of Hazardous Materials by such prospective sublessee or assignee. The presence of one negative factor enumerated above shall be deemed reasonable justification for Landlord's withholding consent. Tenant shall provide Landlord with prior notice of any proposed assignment or sublease as provided in subparagraph 21.B, below. Consent by Landlord to one or more assignments of this Lease or to one or more subletting of the Premises shall not operate to exhaust Landlord's rights under this Paragraph 21. If Tenant is a corporation, unincorporated association, or partnership, the transfer, assignment, or hypothecation of any stock or ownership interest in such corporation, unincorporated association or partnership in excess of forty-nine percent (49%) shall be deemed an assignment within the meaning and provision of this Paragraph 21. If in excess of forty-nine percent (49%) of the ownership of Tenant's stock is transferred, or all or substantially all of its assets are transferred or Tenant merges with another corporation, then such transferee of the stock shall promptly execute a guarantee ("Guarantee") of the Lease as attached hereto in Exhibit "F" and in the case of a transfer of assets or a merger, such transferee or merged corporation shall assume this Lease without modification.

     As a condition of Landlord's consent to an assumption of the Lease by the transferee after such a stock transfer, asset sale or merger, which condition Tenant agrees is reasonable, the proposed transferee shall have a minimum net worth equal to Ten Million and No/100ths U.S. Dollars ($10,000,000.00) at the time of the transfer of Tenant's stock or assets. The voluntary or other surrender of this Lease by Tenant or a mutual cancellation hereof shall not work a merger, and shall, at the option of Landlord, terminate all or any existing subleases or subtenancies. All Rent received by Tenant from its subtenants in excess of the Rent payable by Tenant to Landlord under this Lease shall be paid to Landlord, and any sums to be paid by an assignee to Tenant in consideration of the assignment of this Lease shall be paid to Landlord. However, from the sublease rent in excess of the Base and Additional Rent hereunder, Tenant may recover its direct documented third-party expenses of subleasing of reasonable legal fees, reasonable brokerage commissions, and reasonable tenant improvement costs. Any sublease or assignment permitted herein, shall, at Landlord's election, automatically terminate Tenant's option(s), if any, to extend the term of this Lease and, in such event, any such options shall not be available to any sublessee or other transferee.

B. Notice to Landlord. If Tenant desires at any time to assign this Lease or to sublet the Premises or any portion thereof, it shall first notify Landlord of its desire to do so and shall submit in writing to Landlord (i) the name of the proposed sublessee or assignee; (ii) the nature of the proposed sublessee's or assignee's business to be carried on in the Premises; (iii) the material business terms of the proposed sublease or assignment; and (iv) such reasonable financial information concerning the proposed sublessee or assignee as Landlord may need to make a prudent and considered decision. Tenant shall also provide to Landlord a copy of the sublease or assignment after such document has been fully executed.

C. Tenant Not Released. No subletting or assignment, even with the written consent of Landlord, shall relieve Tenant of its obligation to pay the Rent and perform all of the other obligations to be performed by Tenant hereunder. Tenant shall indemnify and hold Landlord harmless from any and all claims, damages, liability and expenses, including reasonable attorneys' fees and costs, arising out of any claims by brokers or others for commissions or finder's fees with respect to any subletting or assignment by Tenant. The acceptance of Rent by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision of this Lease or to be a consent to any assignment or subletting. Tenant immediately and irrevocably assigns to Landlord, as security for Tenant's obligations under this Lease, all Rent from any subletting, and Landlord, as assignee and attorney in fact for Tenant, or any receiver for Tenant appointed on Landlord's application, may collect such Rent and apply it toward Tenant's obligations under this Lease, except that, until the occurrence of any act of default by Tenant. Tenant shall have the right to collect such Rent.

     D. Involuntary Assignment. No interest of Tenant in this Lease shall be assignable by operation of law. Without limiting the foregoing, each of the following acts shall be considered an involuntary assignment:

          (i)       Transfer of this Lease by testacy or intestacy;

          (ii) If Tenant is or becomes bankrupt or insolvent, makes an assignment for the benefit of creditors, or institutes a proceeding under the Bankruptcy Act in which Tenant is the bankrupt; or, if Tenant is a partnership or consists of more than one person or entity, if any general partner of the partnership or other person or entity is or becomes bankrupt or insolvent, or makes an assignment for the benefit of creditors;

          (iii) The appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interests in this Lease, where possession is not restored to Tenant within thirty (30) days; or

          (iv) The attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where seizure is not discharged within thirty (30) days.

          An involuntary assignment shall constitute a default by Tenant under this Lease, and in such event Landlord shall have the right to elect to terminate this Lease, in which case this Lease shall not be treated as an asset of Tenant.



     E. Tenant to Reimburse Landlord for Expenses. Tenant agrees to reimburse Landlord, as Additional Rent, upon demand, for Landlord's reasonable costs and attorney's fees, incurred in conjunction with the processing, investigation and documentation of any requested assignment, subletting, transfer, change of ownership or hypothecation of this Lease or Tenant's interest in and to the Premises, regardless of whether any request actually results in a permitted assignment, sublease or other transfer.

22. Parking. Any parking charges, surcharges or any other cost hereafter levied or assessed by local, state or federal governmental agencies in connection with the use of the parking facilities serving the Premises, including, without limitation, any parking surcharge imposed by or under the authority of the Federal Environmental Protection Agency, shall be included in Operating Expenses as defined in Paragraph 3, above.

     Each tenant, its agents, officers, employees and invitees, shall have the non-exclusive right (in conjunction with the use of the part of the Building leased to such tenant) to make reasonable use of any driveways, sidewalks and parking area located on the Property, except such parking areas as may from time to time be leased for exclusive use by other tenant(s). Tenant's reasonable use of the parking area shall not exceed that percent of the total parking area which is equal to Tenant's proportionate share of Operating Expenses and Taxes set forth in subparagraph 3.C. above. Notwithstanding anything in this Lease to the contrary, Landlord reserves the right, at any time during the Lease term, to convert the parking area to a pay-for-parking lot with charges for parking determined by Landlord in its sole discretion. However, Landlord agrees not to charge Tenant or its employees for parking during the initial ten (10) years of the lease term.

23. Insolvency or Bankruptcy. Any of (i) the appointment of a receiver to take possession of all or substantially all of the assets of Tenant, and such possession is not fully restored to Tenant within thirty (30) days, or (ii) a general assignment by Tenant for the benefit of creditors, or (iii) any action taken or suffered by Tenant under any insolvency or bankruptcy act shall constitute a breach of this Lease by Tenant. Upon the happening of any such event, this Lease shall terminate ten (10) days after written notice of termination from Landlord to Tenant. The provisions of this Paragraph 23 are to be applied consistent with applicable state and federal law in effect at the time such event occurs.

24. Landlord Loan or Sale. Tenant agrees, promptly following request by Landlord, to execute and deliver to Landlord any documents, including estoppel certificates presented to Tenant by Landlord, (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the Rent and other charges are paid in advance, if any; (ii) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder (or, if there are any such uncured defaults, stating the nature of any such default[s]; and (iii) evidencing the status of the Lease as may be required either by a lender making a loan to Landlord, to be secured by deed of trust or mortgage covering the Premises, or a purchase of the Property, the Building or the Premises from Landlord. Tenant's failure to deliver an estoppel certificate with three (3) days following such request shall constitute a default under this Lease and shall be conclusive upon Tenant that this Lease is in full force and effect and has not been modified except as may be represented by Landlord, and that there are no uncured defaults in Landlord's performance. In addition, if requested by Landlord, Tenant shall deliver to any prospective lender or purchaser of the Property and/or the Building, audited financial statements of Tenant covering the two (2) fiscal years immediately preceding the request, certified by an independent certified public accountant (or, if such statements are not normally prepared, audited and certified by an independent public accountant, then certified by the chief financial officer or a principal of Tenant).

25. Surrender of Lease. The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not work a merger nor relieve Tenant of any of Tenant's obligations under this Lease, and shall, at the option of Landlord, either terminate all or any existing subleases or subtenancies, or operate as an assignment to Landlord of any or all such subleases or subtenancies.

26. Attorneys' Fees. If, for any reason, any action or other proceeding is initiated to enforce or interpret any provision of this Lease, the prevailing party shall be entitled to legal costs, expert witnesses expenses and reasonable attorneys' fees as fixed by the court.

27. Notices. All notices to be given to either party shall be given in writing, personally or by depositing the same in the United States mail, postage prepaid, or by commercial overnight courier, and addressed to Tenant at the said Premises, whether or not Tenant has departed from, abandoned or vacated the Premises, as well as to the address set forth below, or to such other address as Tenant may specify by notice given in accordance with the provisions of this Paragraph 27. Any notice Lease to be given to Landlord shall be addressed to Landlord at the address set forth below, or at such other address as it may have theretofore specified by notice delivered in accordance herewith:

     Landlord:      DLC-CASTRO COMMONS
                    c/o Dewey Land Company, Inc.
                    999 Baker Way, Suite 300
                    San Mateo, CA 94404
                    (415) 571-1010 Fax (415) 571-1019

     Tenant:        BEFORE COMMENCEMENT:
                    Karakas Van Sickle Ouellette            After Commencement:
                    200 SW Market Street                    At the Premises
                    Suite 1400
                    Portland, OR 97201-5741
                    503/221-1551 (Fax) 503/221-0564


28. Waiver. The waiver by Landlord or Tenant of any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition. The subsequent acceptance of Rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of Tenant to pay the particular Rent so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such Rent.

29. Holding Over. Any holding over by Tenant after the expiration of the term of this Lease or any extension hereof, with the consent of Landlord, shall be construed to be a tenancy from month-to-month, at a Basic Rent of one and one-half (1-1/2) times the monthly Basic Rent in effect during the last month of the Lease term, of any extension thereof, and shall otherwise be on the terms and conditions herein specified, so far as applicable.

30. Covenants, Conditions and Restrictions. The parties by this reference incorporate herein as if set out in full, all Covenants, Conditions and Restrictions ("CC&R's") pertaining to the Building and/or to the Property. As a condition to this Lease, Tenant agrees to abide by all of said CC&R's. Moreover, such reasonable rules and regulations as may be hereafter adopted by Landlord for the safety, care and cleanliness of the Building and/or Premises and the preservation of good order thereon, are hereby expressly made a part hereof, and Tenant agrees to obey all such rules and regulations.

31. Limitation on Landlord's Liability. If Landlord is in default of this Lease, and as a consequence Tenant recovers a money judgment against Landlord, any such judgment shall be satisfied only out of the proceeds of sale received on execution of the judgement and levy against the right, title and interest of Landlord in the Premises, or in the Building, other improvements and the Property, and out of Rent or other income from such real property receivable by Landlord, or out of the consideration received by Landlord from the sale or other disposition of all or any part of Landlord's right, title and interest in the Premises or in the Building, other improvements and the Property. Neither Landlord nor any of the partners comprising the partnership or officers of the corporation designated as Landlord shall be personally liable for any deficiency.

32. Sale or Transfer of Premises. If Landlord sells or transfers all or any portion of the Premises, the Building or the Property, then Landlord, on consummation of the sale or transfer, shall be released from any liability thereafter accruing under this Lease. If any security deposit or prepaid Rent has been paid by Tenant, Landlord agrees to transfer the security deposit or prepaid Rent to Landlord's successor, other than any portion of the security deposit applied or retained to compensate Landlord for any loss or damage which Landlord may have suffered as a result of Tenant's default, and thereupon Landlord shall be discharged from any further liability in reference thereto.

33. Landlord's Right to Perform. All terms, covenants and conditions of this Lease to be performed or observed by Tenant shall be performed or observed by Tenant, at Tenant's sole cost and expense, and without any reduction of Rent. If Tenant fails to pay any sum of money required to be paid by it hereunder or fails to perform or observe any other term hereunder on its part to be performed or observed, then Landlord may, at its option, without waiving or releasing Tenant from any obligation of Tenant hereunder, make any such payment, or perform or observe any such other term or act on Tenant's part to be performed or observed. All sums so paid by Landlord and all reasonably necessary costs of such performance or observation by Landlord together with interest thereon from the date incurred at the maximum rate an individual is permitted by law to charge, shall be paid by Tenant to Landlord as Additional Rent, on demand, in which event and as to the same Landlord shall have the rights and remedies against Tenant as in the case of nonpayment of Rent hereunder.

34. Landlord's Right of Entry. Landlord (and/or its representatives) shall have the right, at all reasonable times, to enter the Premises in order to post notices; to improve, or alter the Building; to inspect or repair the Premises or the Building; and to erect scaffolding and other necessary structures in or near the Premises (provided the same do not unreasonably impair access to the Premises), the Building and the Property; and to post "For Sale" signs with respect to the Building or the Property. During the last six (6) months of the then current term of this Lease, Landlord (and/or its representatives) shall have the right, at all reasonable times, to enter the Premises to place "For Lease" signs on the Premises. Landlord and any purchaser, lessee or encumbrancer may enter the Premises, at all reasonable times, with respect to any existing or prospective sale, lease or encumbrance. Landlord shall also have the right to enter the Premises at any time, without prior notice, in those emergency situations which could involve potential injury to persons or loss of property. All of the above shall be without abatement of Rent and any such entry shall not be construed as a forcible or unlawful entry, or a detainer, or an actual or constructive eviction of Tenant from the Premises.

35. Signs. No sign, placard, picture, advertisement, name or notice shall be inscribed, displayed, printed or affixed on or to any part of the outside of the Premises, or any exterior windows of the Premises, or any interior windows visible from common areas of the Building, without the prior written consent of Landlord (which consent may be granted in Landlord's absolute discretion) and Landlord shall have the right to remove the same without notice to and at the expense of Tenant. If Tenant is allowed to display a sign on or about the Premises, then, at Landlord's option, upon expiration or other sooner termination of this Lease, Tenant shall, at Tenant's sole cost, remove such sign, repair all damage caused thereby and restore the appearance of the Premises to its condition prior to the placement of said sign. All approved signs (or lettering on outside doors) shall be done at the expense of Tenant by a person contracted by Landlord.

36. Force Majeure. Subject to the provisions of Paragraphs 15 and 16 of this Lease, neither Landlord nor Tenant shall be deemed in default of their respective obligations under this Lease if performance thereof is delayed or becomes impossible because the fault or neglect of the other party, or because acts of God, war (whether declared or undeclared), earthquake, fire, labor dispute, strike, acts of public agencies, embargoes, rainy, stormy or other adverse weather, riot, civil commotion, insurrection, blockade, inability to obtain materials, supplies or fuels, acts and delays of subcontractors or contractors, and such other contingencies beyond the control of the performing party. Upon such an event, the time for performance shall be reasonably extended, but in no event shall such extension be longer than sixty (60) days beyond the original date for performance, in which case the party to whom the obligation is owned may terminate this Lease by giving notice to the other party. This Paragraph 36 shall not be applicable to the payment of Rent or other monetary sums under this Lease.

37. Exercise Facility. By its execution of this Lease, Tenant acknowledges that it is aware that the Building may, in the future, contain an exercise facility. Tenant and its employees over the age of eighteen (18) years may reasonably use the exercise facility and its equipment; provided, however, that no person shall use the exercise facility or its equipment unless he/she has signed a waiver and release in the form attached hereto as Exhibit E and made a part hereof, and the original of such executed waiver and release has been delivered to Landlord. In consideration for the right to use the exercise facility, Tenant agrees to faithfully enforce the provision of this Paragraph 37, and to indemnify and hold Landlord harmless from any claims or damages, including attorney's fees, incurred as a result of the use of the exercise facility and its equipment pursuant to this Paragraph 37. Use of the exercise facility in violation of the provisions of this Paragraph 37 or any other unauthorized use of the exercise facility shall constitute a material breach of this Lease.

38. Quiet Enjoyment. Landlord covenants that if, and so long as, Tenant keeps and performs each and every covenant, agreement, term, provision and condition herein contained on the part and on behalf of Tenant to be kept and performed, Tenant shall quietly enjoy the Premises from and against the claims of all persons.

39.  Miscellaneous.

     A. Time is of the essence of this Lease, and each and all of its provisions.

     B. The term "Building" shall mean the building in which the Premises are situated; the term "Complex" shall mean both buildings at the Property.

     C. The term "Property" shall mean the real property on which the Building is situated.

     D.   The term "assign" shall include the term "transfer".

     E. The invalidity or unenforceability of any provision of this Lease shall not affect the validity or enforceability of the remainder of this Lease.

     F. The headings and titles to the paragraphs of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part thereof.

     G. Landlord has made no representation(s) whatsoever to Tenant (express or implied) except as may be expressly stated in writing in this Lease.

     H. This instrument contains all of the agreements and conditions between the parties hereto with respect to the Premises, and may not be modified orally or in any other manner than by agreement in writing, signed by all of the parties hereto or their respective successors in Interest.

     I. It is understood and agreed that the remedies herein given to Landlord shall be cumulative, and the exercise of any one remedy by Landlord shall not be to the exclusion of any other remedy.

     J. The covenants and conditions herein contained shall, subject to the provisions as to assignment, apply to and bind the heirs, successors, executors, administrators and assigns of all the parties hereto.

     K. This Lease has been negotiated jointly by the parties hereto, and the language hereof shall not be construed for or against either party.

     L. All exhibits to which reference is made in this Lease are deemed incorporated into this Lease, whether or not actually attached.

     M. All provisions of this Lease, whether covenants or conditions, applicable to Tenant shall be deemed to be both covenants and conditions.

     N. This Lease shall in all respects be governed by, and construed and enforced in accordance with the laws of the State of California.

     O. As used in this Lease, the term "Effective Date" shall mean the latest date when executed by Landlord and Tenant.

     P. Tenant hereby warrants that each individual executing this Lease has been duly authorized to execute and deliver this Lease by all necessary corporate action. Tenant warrants that it is qualified to do business in and is in good standing in the State of California.

     IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease on the date first above written.

                                   LANDLORD
                                   DLC-CASTRO COMMONS,
                                   a California limited partnership

                                   By MIRAMONTE CASTRO CORPORATION
                                   A California corporation
                                   its General Partner

                                   By   /s/  Richard R. Dewey, Jr.
                                   -------------------------------------
                                   Richard R. Dewey, Jr.
                                   President

                                   Date   8/6/96
                                        --------------------------------

                                   TENANT

                                   Karakas Van Sickle Ouellette
                                   an Oregon Corporation

                                   By   /s/ Sharon Van Sickle
                                   -------------------------------------

                                   Date    7/31/96
                                        --------------------------------

                                    ADDENDUM

TO THAT CERTAIN LEASE DATED July 30, 1996, BY AND BETWEEN DLC-CASTRO COMMONS A CALIFORNIA LIMITED PARTNERSHIP ("LANDLORD") AND KARAKAS VAN SICKLE OUELLETTE AN OREGON CORPORATION ("TENANT").

39. Option to Extend. Tenant shall have the option to renew the term of this Lease for one (1) additional seven (7) year term the "Extended Term". The option rent shall be Fair Market Rent including annual increases as reflected in the determination of Fair Market Rent as provided herein. Fair Market Rent shall be defined to be rent for first class well maintained mid-rise office projects located proximate to the Property, including the most recent comparable leases Landlord has consummated with other tenants at the Complex. Should Landlord and Tenant be unable to agree upon the Fair Market Rent within twenty-one (21) days of Landlord's timely receipt of Tenant's written notice as required herein, then Tenant may elect to either
     (i) revoke its written notice and have the lease expire at the end of the lease term as provided in this Lease or (ii) notify Landlord within five
     (5) days that it elects to set the Fair Market Rent by appraisal.

     Following such election to set the Fair Market Rent by appraisal, each party, within fifteen (15) days at its cost and by giving notice to the other party, shall appoint a licensed real estate appraiser (MAJ) with at least five (5) years' full-time commercial appraisal experience in the area in which the Premises are located to determine the Fair Market Rental as specified above. If a party does not appoint an appraiser within fifteen
     (15) days, the single appraiser appointed shall be the sole appraiser and shall set the Fair Market Rent for the extended Term. If the two appraisers are appointed by the parties as stated in this paragraph, they shall meet promptly and attempt to set the Fair Market Rent for the extended term. If they are unable to agree within twenty (20) days after the second appraiser has been appointed, they shall elect a third appraiser meeting the qualifications stated in this paragraph within ten (10) days after the last day the two appraisers are given to set the Fair Market Rent. The cost of said third appraiser shall be borne equally by Landlord and Tenant.

     Within five (5) days after the selection of the third appraiser, a majority of the appraisers shall set the Fair Market Rent for the Extended Term. If a majority of the appraisers are unable to set the Fair Market Rent within the stipulated period of time, then the two (2) closest appraisals shall be added together and their total divided by two (2); the resulting quotient shall be the Base Rent for the Premises during the Extended Term. In no event shall Fair Market Rent be less than the Basic Rent paid in the last month of the primary term of the Lease. Said minimum monthly rental as set by the appraisers shall be binding upon the parties hereto and the Lease shall remain in effect through the Extended Term. Tenant shall have no other right to extend the term beyond the Extended Term herein granted.

     Tenant shall notify Landlord of its desire to exercise such option within a minimum of nine (9) months and a maximum of twelve (12) months prior to the expiration date of the primary lease term. This option shall be void, at Landlord's option, if Tenant has been chronically delinquent as defined in Section 13 of this Lease, or is in default at the time of exercise or at any time subsequent to Tenant giving timely notice up to commencement of the Extended Term. This option is personal to Tenant and may not be assigned or transferred without Landlord's expressed written consent which may be withheld in Landlord's sole and absolute discretion. TIME IS OF THE ESSENCE.

     Except for adjustments to the Rent, any extended term shall be at the same terms and conditions as the Primary Term of the Lease.

40. Right to Terminate. Tenant shall have the right to terminate this Lease effective at the first day of the eighth (8th) lease year of the term by providing Landlord with:

     (i) Advance written notice so stating that Tenant is electing to terminate this Lease effective of the first day of the eighth year of the Lease Term; said notice must be received by Landlord on or before the expiration of the third (3rd) month of the seventh (7th) year of the Lease Term ("Notice Date"). For example, if the Lease Term commences on January 1, 1997, then Tenant must tender its written notice to Landlord on or before March 31, 2003 to be effective as of January 1, 2004.

ADDENDUM - Page 2


(ii) Pay to Landlord as a cancellation penalty the sum of Seventy Thousand and No/100ths Dollars ($70,000.00) on or before the Notice Date.

     TIME IS OF THE ESSENCE.


AGREED AND ACCEPTED:                                  AGREED AND ACCEPTED:

LANDLORD                                              TENANT

DLC-CASTRO COMMONS                                    KARAKAS VAN SICKLE OUELLETTE
a California limited partnership                      an Oregon corporation

by MIRAMONTE CASTRO CORPORATION
a California corporation
Its General Partner

By: /s/ Richard R. Dewey, Jr.   Date: 8/6/96          By: /s/ Sharon Van Sickle      Date: 7/31/96
--------------------------------------------          --------------------------------------------
 Richard R. Dewey, Jr.                                   Authorized Officer
 President                                            Its: Treasurer
                                                           ---------------------------------------

                                   EXHIBIT A



Description of Premises, including description of Property on which the Premises are located:

                                                                        [LEGEND]


COMMON

CONFERENCE
CENTER


OCTOBER ?, 199?
CASTRO COMMONS
PROFESSIONAL
CENTER
                            [GRAPHIC OF FLOOR PLAN]

1172 CASTRO
BUILDING 1
FIRST FLOOR

------------

DEWEY
LAND COMPANY

------------

ARCHITOPIA


                                  EXHIBIT "A"

                                                              [ARROW LEFT] NORTH
                                                                    [LEGEND]

                              [FLOOR PLAN GRAPHIC]

                                                           FEBRUARY ?, 199?
                                                           CASTRO
                                                           COMMONS
                                                           PROFESSION
                                                           CENTER

                                                           1172 CASTRO
                                                           BUILDING 1
                                                           SECOND FLOOR
                                                           ------------
                                                           DEWEY
                                                           LAND
                                                           COMPANY
                                                           ------------
                                  EXHIBIT "A"              ARCHITOPIA

                                   EXHIBIT B

                                     [Date]



Karakas Van Sickle Ouellette
200 SW Market Street
Suite 1400
Portland, OR 97201-5741


Re: Commencement Date under Lease dated July 30, 1996 Between DLC-Castro Commons, a California limited partnership, as Landlord, and Karakas Van Sickle Ouellette an Oregon Corporation as Tenant


Dear ________________:

     Pursuant to Paragraph 2 of the above-mentioned Lease, you are hereby informed of the following:

     Commencement Date of the term of the Lease;

     Expiration Date of the term of the Lease:


                                   Very truly yours,

                                   DLC-CASTRO COMMONS,
                                   a California limited partnership

                                        By MIRAMONTE CASTRO CORPORATION
                                        A California corporation
                                        Its General Partner



                                        Richard R. Dewey, Jr.
                                        President

                                        RD/vc

                                   EXHIBIT C


Improvements
------------

Landlord shall provide a Tenant improvement allowance of thirty five thousand dollars and No/100ths Dollars ($35,000.00) ("Base Allowance") in order to assist in the recarpeting and re-painting of the Premises (or towards any other modifications to the Premises). It is understood that Landlord's general contractor will complete all improvements done at the Premises. Landlord shall provide Tenant with its written cost summary of the improvements (construction costs, city fees, architectural/structural fees, etc.) plus a contingency of five percent (5%). Should the estimated cost of the improvements exceed the Base Allowance, then, within ten (10) days from receipt of Landlord's written estimate, Tenant shall deposit such estimated amount in excess of the Base Allowance with Landlord. Tenant's failure to so timely forward said excess amount shall be deemed a default under the Lease as well as a delay caused by Tenant. During construction, any additional costs in excess of the Base Allowance, shall be paid by Tenant to Landlord within ten (10) days of Tenant's receipt of Landlord's invoice. Tenant's failure to timely pay as required herein shall be a default under the Lease as well as a delay as caused by Tenant. At the end of the construction of the improvements, Landlord shall provide Tenant with a cost summary of the actual costs of the improvements. Should the actual cost of the improvements be in excess of the Base Allowance plus the cost so paid by Tenant, Tenant shall pay this difference (i.e. actual cost of the improvements less Base Allowance, less amount paid by Tenant) to Landlord within ten (10) days of receipt of written invoice.

                                  EXHIBIT "D"

                      STANDARDS FOR UTILITIES AND SERVICES

The following Standards for Utilities and Services shall apply to the Building. Landlord reserves the right to adopt nondiscriminatory modifications and additions hereto at any time as Landlord, in its sole discretion, deems advisable.

A. On the Commencement Date through the date the Lease terminates, during usual business hours (and at other times for a reasonable additional charge to be fixed by Landlord), Landlord shall ventilate the Premises and furnish air-conditioning or heating on such days and hours, when in the judgment of Landlord it may be required for the comfortable occupancy of the Premises. The air-conditioning system achieves maximum cooling when the window coverings are closed. Landlord shall not be responsible for room temperatures if Tenant does not keep all window coverings in the Premises closed whenever the system is in operation. Tenant agrees to cooperate fully at all times with Landlord, and to abide by all regulations and requirements which Landlord may prescribe for the proper functioning and projection of said air-conditioning system. Tenant agrees not to connect any apparatus, device, conduit or pipe to the Building air-conditioning supply lines. Tenant further agrees that neither Tenant nor its servants, employees, agents, visitors, licensees or contractors shall at any time enter mechanical installations or facilities of the Building or adjust, tamper with, touch or otherwise in any manner affect said installations or facilities.

B. The Landlord shall furnish to the Premises during the usual business hours, electric current as required by the Building's standard office lighting and fractional horsepower office lighting and fractional horsepower office business machines in the amount of approximately three
     (3) watts per square foot. The Tenant agrees, should its electrical installation or electrical consumption be in excess of the aforesaid quantity or extend beyond usual business hours, to reimburse Landlord monthly on the date Basic Rent is due for the measured consumption at the terms, classifications and rates charged similar consumers by said public utility serving the neighborhood in which the Building is located. If a separate meter is not installed at Tenant's cost, such excess cost will be established by an estimate agreed upon by Landlord and Tenant, and if the parties fail to agree, as established by an independent licensed engineer, selected by Landlord and approved by Tenant, Tenant agrees not to use any apparatus or device in, or upon, or about the Premises which may in any way increase the amount of such services usually furnished or supplied to said Premises, and Tenant further agrees not to connect any apparatus or device with wires, conduits or pipes, or other means by which such services are supplied, for the purpose of using additional or unusual amounts of such services without the prior written consent of Landlord. Should Tenant use the same to excess, Tenant shall pay to Landlord, upon demand, the amount established by Landlord for such excess usage. At all times Tenant's use of electric current shall never exceed the capacity of the feeders to the Building or the risers or wiring installation and Tenant shall not install or use or permit the installation or use of any computer or electronic data processing equipment in the Premises without the prior written consent of Landlord.

C. Water will be available in public areas for drinking and lavatory purposes only, but if, in Landlord's sole determination, Tenant requires, uses or consumes water for any purpose in addition to ordinary drinking and lavatory purposes, Landlord may install a water meter and thereby measure Tenant's water consumption for all purposes. Tenant shall pay Landlord, upon demand, for the cost of the meter and the cost of the installation thereof and throughout the duration of Tenant's occupancy Tenant shall keep said meter and installation equipment in good working order and repair at Tenant's own cost and expense. If Tenant is in default of its obligations to keep the meter and equipment in good repair, then Landlord, in addition to all other remedies for breach in this Lease and at law, may cause such meter and equipment to be replaced or repaired and collect the cost thereof from Tenant. Tenant agrees to pay for water consumed, as shown on said meter, as and when bills are rendered, and on default in making such payment, Landlord may, in addition to all other remedies for breach in this Lease and at law, pay such charges and collect the same from Tenant.

D. The Landlord shall provide janitorial services on the Premises, provided the same are used exclusively as offices and are kept reasonably in order by Tenant. If the Premises are not used exclusively as offices, they shall be kept clean and in order by Tenant, at Tenant's expense, and to the satisfaction of Landlord, and by persons approved by Landlord. Tenant shall pay to Landlord, upon demand, the cost of removal of Tenant's refuse and rubbish, to the extent that the same exceeds the refuse and rubbish usually attendant upon the use of the Premises as offices

Exhibit "D"
Page 2

E. "Holidays" for purposes of this Lease, shall be defined as holidays observed by the United States Post Office. "Usual business hours" for purposes of this Lease, are from 8:00 a.m. until 6:00 p.m., Monday through Friday, except holidays.

Tenant may operate its business at hours other than usual business hours provided that Tenant acknowledges that it shall pay the cost of operation of HVAC and electricity for power and lighting on a monthly basis as invoiced by Landlord and payable by Tenant to landlord within fifteen (15) days of invoice for Landlord to Tenant.

Landlord reserves the right to stop service of the elevator, plumbing, ventilation, air-conditioning and electric systems, when necessary, by reason of accident or emergency or for repairs, alterations or improvements, in the judgment of Landlord desirable or necessary to be made, until said repairs, alterations or improvements shall have been completed. Landlord's obligations to provide utilities and services hereunder shall also be subject to and limited by the Force Majeure provisions of the Lease. Any failure to supply utilities or services, whether caused by a Force Majeure described in the Lease or by reason of accident, emergency, repair, alteration or improvement, shall not be construed as an eviction of Tenant, whether actual or constructive, and shall not cause an abatement of Rent, either in whole or in part.

Landlord shall have no obligation whatsoever to supply utilities and services to the Premises if Tenant is in default of any term, covenant, or condition of this Lease.

Any costs or expenses incurred by Landlord with respect to Tenant's default hereunder as well as all payments to be made by Tenant to Landlord pursuant to the above provisions, as stated herein or as may be later modified, shall be deemed to be Additional Rent under the Lease and Landlord shall have all its rights and remedies under the Lease and at law with respect to the same including but not limited to the right to late fees and interest upon default.

The cost for operating the HVAC at times other than usual business hours is forty and No/100ths Dollars ($40.00) per hour. This cost shall be adjusted to reflect increases in the Index as provided in Paragraph 3B of the Lease.

The cost for operating the lighting systems at times other than usual business hours is twelve and No/100ths Dollars ($12.00) per hour. This cost shall be adjusted to reflect increases in the Index as provided in Paragraph 3B of the Lease.

                                  EXHIBIT "E"

                               WAIVER AND RELEASE


     In consideration for being authorized to use the Exercise Facility, I, the undersigned, for myself, my heirs, executors, administrators and assigns waive and release all rights and claims for damages for death, personal injury or loss of property which I may have as a result of my utilization of the Exercise
Facility and its equipment located at                          .
                                      -------------------------

     I, the undersigned, for myself, my heirs, executors, administrators and assigns release and forever discharge the building owners, lessees of the building, and management of the building and their respective agents, directors, partners, officers, employees and representative from any and all liability, losses, claims, and damages arising out of or connected in any way with my use of the Exercise Facility. I understand that exercise entails risk of personal injury and my participation is voluntary and done entirely at my own risk. I attest that I have no medical condition which would increase the usual risks of physical exercise.

     I have read and fully understand everything written above.

Dated:
      ------------------
Signature:
          --------------
Printed Name:
             -----------

                                  EXHIBIT "F"

                                LEASE GUARANTEE

     WHEREAS, Karakas, Vansickle, Ouellete an Oregon Corporation (the "Tenant"), has entered into a lease agreement dated July 30, 1996 as Tenant, with DLC-Castro Commons, a California limited partnership ("Landlord") concerning real property commonly known as 1172 Castro Street, Mountain View, California (the "Lease"); and

     WHEREAS, Tenant has entered into or desires to enter into a transaction which is defined as an assignment of the Lease according to the provisions thereof; and

     WHEREAS, the undersigned Guarantor is willing to execute and deliver this Lease Guarantee for the express and intended purpose of inducing Landlord to consent to the assignment of the Lease.

     NOW, THEREFORE, the Guarantor, in order to induce Landlord to consent to the assignment of Lease with Tenant, does hereby absolutely and unconditionally guarantee to Landlord the full and prompt payment of all amounts which Tenant, any sublessee and/or any assignee of the Lease (collectively, "Obligors"), may at any time owe under the Lease, any extensions, renewals or modifications thereof, and further guarantees to Landlord and shall be liable to Landlord for the full, prompt and faithful performance of the Obligors of each and all of the covenants, terms, and conditions of the Lease, or any extensions, modifications or renewals thereof, to be hereafter performed and kept by the lessee of the Lease, or any Obligor.

     The Guarantor's obligations hereunder are independent of the obligations of the Obligors, and a separate action or actions may be brought and prosecuted against the Guarantor whether or not action is brought against the Obligors or whether or not the Obligors be joined in any such action or actions. Landlord's rights hereunder shall not be exhausted by its exercise of any of its rights or remedies or by any such action or by any number of successive actions until and unless all indebtedness and obligations, the payment and performance of which are hereby guaranteed, have been paid and fully performed.

     The Guarantor authorizes Landlord, without notice or demand and without affecting the liability of Guarantor hereunder, from time to time to (a) consent to any extensions, accelerations or other changes in the time for any payment provided for in the Lease, or consent to any other alteration of any covenant, term or condition of the Lease in any respect so long as Tenant consents thereto, and to consent to any assignment, subletting or reassignment of the Lease; (b) take and hold security for any payment provided for in the Lease or for the performance of any covenant, term or condition of the Lease, or exchange, waive or release any such security; (c) apply such security and direct the order or manner of sale thereof as Landlord in its discretion may determine. Landlord may, without notice, assign this Guarantee to any party who assumes the obligations of lessor under the Lease. Notwithstanding any termination, renewal, extension or holding over of the Lease, this Guarantee shall continue until all of the covenants, terms and conditions on the part of the Obligors to be performed have been fully and completely performed by the Obligors, and the Guarantor shall not be released of any obligation or liability hereunder so long as there is any claim against the Obligors arising out of the Lease that has not been settled or discharged in full.

     Guarantor hereby waives and relinquishes all rights and remedies accorded by applicable law to guarantors and agrees not to assert or take advantage of any such rights or remedies including but not limited to: (a) any right to require Landlord to proceed against any Obligor or any other person or to proceed against or exhaust any security held by Landlord at any time or to pursue any other remedy in Landlord's power before proceeding against Guarantor; (b) the defense of the statute of limitations in any action hereunder or in any action for the collection of any obligation or indebtedness or the performance of any obligation hereby guaranteed; (c) any defense that may arise by reason of the incapacity, lack of authority, death or disability of any other person or persons or the failure of Landlord to file or enforce a claim against the estate (in administration, bankruptcy or any other proceeding) or any other person or persons; (d) demand, protest and notice of any kind, including but not limited to notice of the existence, creation or incurring of any new or additional obligation or of any action or non-action on the part of Landlord, any Obligor or on the part of any other person whomsoever under this or any other instrument in connection with any obligation hereby guaranteed; (e) any defense based upon an election of remedies by Landlord, which destroys or otherwise impairs the subrogation rights of Guarantor or the right of Guarantor to proceed against Tenant and/or the Obligors for reimbursement or both; (f) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal; (g) any duty on the part of Landlord to disclose to Guarantor any facts Landlord may now or hereafter know about Tenant, regardless of whether Landlord has reason to believe that any such facts materially increase the risk beyond that which Guarantor intends to assume or has reason to believe that such facts are unknown to Guarantor or has a reasonable opportunity to communicate such facts to Guarantor, it being understood and agreed that the Guarantor is fully responsible for being and keeping informed of the financial condition of Tenant and of all circumstances bearing on the risk of non-performance of any obligation of the lessee under the Lease; (h) any defense arising because of Landlord's election, in any proceeding instituted under the federal Bankruptcy Code, of the application of
Section 1111(b)(2) of the federal Bankruptcy Code; (i) any defense based on any borrowing or grant of a security interest under Section 364 of the federal Bankruptcy Code; and (j) any defense based on the assumption or rejection of the Lease by any Obligor or any bankruptcy trustee under Section 365(a) of the federal Bankruptcy Code. Without limiting the generality of the foregoing or any other provision hereof, Guarantor hereby expressly waives any and all benefits which might otherwise be available to Guarantor under California Civil Code Sections 2809, 2810, 2819, 2839, 2845, 2849, 2850, 2899 and 3433.

     The Guarantor shall have no right of subrogation and waives, any right to proceed against any Obligor for reimbursement, as well as any right to enforce any remedy which Landlord now has or may hereafter have against any Obligor, and waives any benefit of, and any right to participate in, any security now or hereafter held by Landlord.

     The Guarantor waives all demands upon and notices to Guarantor or to any Obligor, including demands for performance, notices of non-performance, notices of non-payment and notice of acceptance of this Guarantee.

     Guarantor agrees to pay reasonable attorneys' fees and all other costs and expenses which may be incurred by Landlord in the enforcement of this Guarantee.

     No right or power of Landlord shall be deemed to have been waived by any act or conduct on the part of Landlord, or by any neglect to exercise such right or power, or by any delay in so doing; and every right and power of Landlord shall continue in full force and effect until such right or power is specifically waived by an instrument in writing executed by Landlord.

     This Guarantee shall bind the Guarantor, its successors and assigns, and shall inure to the benefit of Landlord and its successors and assigns.

     This Guarantee and each and every term and provision thereof shall be construed in accordance with the laws of the State of California. Venue for an action on this Guarantee shall be in the proper courts for the County of San Mateo, State of California, and the undersigned consents to the jurisdiction of said courts.

     If any provision or portion thereof of this Guarantee is declared unenforceable by a court of competent jurisdiction, the remaining provisions shall continue in full force and effect.

     Notwithstanding the above to the contrary, provided Tenant has timely performed each and every covenant of the Lease, including the payment of Rent when due, and no default under the lease has occurred, this Guarantee shall expire at the expiration of the fifth (5th) year of this Lease.

     IN WITNESS WHEREOF, Guarantor has executed this instrument on this day ___ of ________________.

                                        "GUARANTOR"

                                        ______________________________